Form N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3489
                                    --------

                         The Wright Managed Equity Trust
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
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                    (Address of Principal Executive Offices)

                                Janet E. Sanders
                               ------------------
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
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                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                         --------------------------------
                         (Registrant's Telephone Number)

                                   December 31
                                 -----------------
                             Date of Fiscal Year End

                                December 31, 2007
                              -------------------
                            Date of Reporting Period

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ITEM 1. REPORTS TO STOCKHOLDERS


THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

                           ANNUAL REPORT

                           DECEMBER 31, 2007

                  THE WRIGHT MANAGED EQUITY TRUST

                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST

                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
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THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSIST OF THREE EQUITY FUNDS FROM
THE WRIGHT MANAGED EQUITY TRUST AND TWO FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE FIVE FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED INDIVIDUALLY OR IN COMBINATION TO ACHIEVE
VIRTUALLY  ANY  OBJECTIVE.   FURTHER,  AS  THEY  ARE  ALL  "NO-LOAD"  FUNDS  (NO
COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright" or the "Adviser"). Over 31,000 global companies (covering 63 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)seeks to enhance total investment return through price appreciation plus income. The Fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund's investment.The Adviser seeks to outperform the Standard & Poor's 400 Index (S&P 400 by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $10 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index (S&P 500) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.

TWO FIXED-INCOME FUNDS

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion,will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Lehman U.S. Aggregate Bond Index.

WRIGHT CURRENT INCOME FUND (WCIF)may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Lehman GNMA Backed Bond Index.

TABLE OF CONTENTS
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INVESTMENT OBJECTIVES................................inside front & back cover
LETTER TO SHAREHOLDERS.......................................................2
MANAGEMENT DISCUSSION........................................................3
PERFORMANCE SUMMARIES........................................................8
FUND EXPENSES...............................................................13
MANAGEMENT AND ORGANIZATION ................................................57
BOARD OF TRUSTEES ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT......59
IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING ........................................60

           FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST

   WRIGHT SELECTED BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................15
     Statement of Assets & Liabilities.......  18
     Statement of Operations...................18
     Statements of Changes in Net Assets.......19
     Financial Highlights......................20

   WRIGHT MAJOR BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................21
     Statement of Assets & Liabilities.........24
     Statement of Operations...................24
     Statements of Changes in Net Assets.......25
     Financial Highlights......................26

   WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................27
     Statement of Assets & Liabilities.........29
     Statement of Operations...................29
     Statements of Changes in Net Assets.......30
     Financial Highlights......................31

   NOTES TO FINANCIAL STATEMENTS...............32

   REPORT OF INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM....................36

   FEDERAL TAX INFORMATION.....................37

THE WRIGHT MANAGED INCOME TRUST

   WRIGHT TOTAL RETURN BOND FUND
     Portfolio of Investments..................38
     Statement of Assets & Liabilities.........42
     Statement of Operations...................42
     Statements of Changes in Net Assets.......43
     Financial Highlights......................44

   WRIGHT CURRENT INCOME FUND
     Portfolio of Investments..................45
     Statement of Assets & Liabilities.........48
     Statement of Operations...................48
     Statements of Changes in Net Assets.......49
     Financial Highlights......................50

   NOTES TO FINANCIAL STATEMENTS...............51

   REPORT OF INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM....................55

   FEDERAL TAX INFORMATION.....................56

LETTER TO SHAREHOLDERS
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                                                        January 2008




Dear Shareholders:

         Considering the economic slowdown, housing's woes and credit market uncertainties, U.S. stocks still managed to post positive returns for all of 2007, ranging from 5.5% for the S&P 500 to 11% for NASDAQ - ahead of inflation if not up to their long-term norms. Markets outside the U.S. were also buffeted by concerns about credit markets and economic prospects in the fourth quarter, but they managed a double-digit rate of return last year (an average return of 4% in local currency terms plus 8% from the weaker dollar). Global economic growth was probably a bit better last year than was expected 12 months ago, and even in the fourth quarter, according to Federal Reserve Chairman Ben Bernanke, growth appeared to "have continued at a moderate pace." After the third quarter's nearly 5% growth, a slowdown was all but inevitable. The question is how far will this slowdown take the economy in 2008? December's surprisingly puny 18,000 increase in U.S. non-farm payroll employment suggests that this slowdown could reach the proportions of recession, although weather and other seasonal factors may have exaggerated this weakness. Our forecast is that the U.S. economy, with help from the Fed, will continue to advance through 2008, if at a below-trend growth rate.

         During the fourth quarter, the stock markets of the world saw a renewal of last summer's increased market volatility and stock price weakness. Unlike the third quarter, markets failed to rebound from their mid-quarter sell-off. As a result, the stock market averages suffered their first quarterly decline since 2006. The market's main concerns were really nothing new - declining house prices and tightening credit conditions - but as 2007 wound down investors were unable to shake fears that the effects of the mortgage meltdown and housing slump were going to cut more deeply into economic growth than previously expected. Though the Federal Reserve reduced interest rates by one percentage point in the final four months of the year and took other actions to ease the credit crunch, investors worried that it was too little, too late. Record oil prices were another reason to suspect that the U.S. economy might fall into recession, inflation or both. Due largely to losses for the banks and homebuilders, profits for S&P 500 companies declined in the third quarter of 2007 and Q4 earnings likely fell as well, the first back-to-back retreats in earnings in almost six years.

         U.S. bonds outperformed stocks in the fourth quarter of 2007 and for the full year, recording their best showing since 2002. Interest rate reductions by the Fed produced a significant steepening of the yield curve over the second half, with the spread between 10-year and two-year Treasuries reaching 100 basis points as 2008 began. Anxious investors sought the safety of Treasuries, which returned nearly 4% for the quarter and 9% for all of 2007, outpacing mortgages, corporates and other spread securities as well as the S&P 500.

     Early in 2008, it is clear that the "re-pricing of risk" that got under way last summer is not yet over and probably won't be until economic prospects begin to recover. In this regard, we believe that the Federal Reserve is beginning to get the better of the credit crunch, a process that will probably require another 100 basis points of interest rate cuts ahead. Other pluses for stocks are the relatively attractive price/earnings multiples that prevail in the market today and the expectation that investors will soon begin to look beyond the current economic travails to improving economic and profit prospects out in the second half and in 2009. If so, stock returns can still be expected to approximate 10% in over the coming 12 months, despite their awkward start in January. In any case, investors will be well served by keeping sight of their long-term objectives and keeping faith in high-quality long-term securities; that has been a profitable course through U.S. history. As always, I invite your suggestions on how we can better serve your investment and wealth management needs.
                                                     Sincerely,

                                                     /s/ Peter M. Donovan
                                                     ----------------------
                                                     Peter M. Donovan
                                                     President

MANAGEMENT DISCUSSION
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EQUITY FUNDS

IN THE FOURTH QUARTER OF 2007, U.S. STOCKS HAD THEIR FIRST LOSS SINCE THE SECOND QUARTER OF 2006, BUT THEY STILL PROVIDED INVESTORS WITH POSITIVE REAL RETURNS FOR THE YEAR. AFTER A GOOD FIRST HALF OF THE YEAR, IN THE SECOND HALF OF 2007 MARKET VOLATILITY PICKED UP AS INVESTORS' ENTHUSIASM FOR EQUITIES WAS DAMPENED BY CONCERNS ABOUT THE SUB-PRIME MORTGAGE CRISIS AND THE HOUSING SLUMP. IN THE THIRD QUARTER, INVESTORS WERE ABLE TO MUSTER ENOUGH CONFIDENCE TO SEND STOCKS HIGHER FOR THE PERIOD. BUT AS 2007 WOUND DOWN, IT BECAME CLEARER THAT THE MORTGAGE AND HOUSING MELTDOWNS WERE GOING TO LAST LONGER AND CUT DEEPER INTO ECONOMIC GROWTH THAN WAS PREVIOUSLY EXPECTED. THOUGH THE FED CONTINUED TO REDUCE INTEREST RATES AND TAKE OTHER ACTIONS TO EASE THE EFFECTS OF THE CREDIT CRUNCH, THERE WERE CONCERNS THAT IT WAS TOO LITTLE, TOO LATE. RECORD OIL PRICES PROVIDED ECONOMISTS ANOTHER REASON TO WORRY ABOUT THE SUSTAINABILITY OF THE EXPANSION AS 2007 DREW TO A CLOSE. PROFITS FOR S&P 500 COMPANIES DECLINED IN THE THIRD QUARTER OF 2007 AND PROBABLY FELL IN Q4 AS WELL, THE FIRST BACK-TO-BACK RETREATS IN EARNINGS IN ALMOST SIX YEARS.

EVEN WITH THESE NEGATIVE DEVELOPMENTS, THE MOOD IN THE STOCK MARKET WAS NOT ENTIRELY BLEAK IN THE FOURTH QUARTER. THE DOW JONES INDUSTRIAL AVERAGE AND THE S&P 500 REACHED ALL-TIME HIGHS IN OCTOBER AND THE NASDAQ CLOSED OCTOBER AT A HIGH FOR THE BULL MARKET THAT STARTED IN 2002. BUT BY NOVEMBER 26, THE S&P 500 WAS DOWN 10% IN PRICE FROM ITS OCTOBER PEAK. BY THE END OF THE QUARTER, THE S&P HAD RECOVERED 4% FROM THAT LOW POINT BUT RETURNS WERE STILL NEGATIVE FOR THE
QUARTER: THE S&P 500 LOST 3.3% (TOTAL RETURN), THE DOW A LITTLE MORE AND NASDAQ ABOUT HALF AS MUCH. THE S&P MIDCAP 400 LOST LESS THAN 3% IN Q4, BUT THE SMALLCAP 600 LOST 6.4%. WITH THE EXCEPTION OF THE SMALLCAP 600, WHICH WAS JUST ABOUT UNCHANGED FOR THE YEAR, THESE U.S. MARKET AVERAGES ACHIEVED RESPECTABLE (IF SOMEWHAT BELOW NORMAL) RETURNS FOR ALL OF 2007, RANGING FROM 5.5% FOR THE S&P 500 TO 10.7% FOR NASDAQ. MARKETS OUTSIDE THE UNITED STATES ALSO SUFFERED FROM CONCERNS ABOUT CREDIT MARKETS AND ECONOMIC PROSPECTS, BUT THE DEPRECIATION OF THE DOLLAR WORKED TO THE BENEFIT OF U.S. INVESTORS IN FOREIGN STOCKS. THE MSCI WORLD EX U.S. INDEX LOST 2.8% IN LOCAL CURRENCIES IN THE FOURTH QUARTER, BUT IN DOLLAR TERMS THE LOSS WAS CUT TO 1.6%, ABOUT HALF THE S&P 500'S. FOR ALL OF 2007, THE MSCI WORLD EX U.S. INDEX'S RETURN OF 4.0% LOCAL WAS BOOSTED TO 12.4% IN DOLLARS, MORE THAN TWICE THE S&P 500'S 5.5% RETURN.

WE BELIEVE AT THIS TIME THAT THE U.S. ECONOMY WILL BE ABLE TO AVOID A RECESSION IN 2008, BUT EARLY IN THE YEAR IT COULD BE A CLOSE CALL. MORE RATE CUTS ARE LIKELY FROM THE FED IN 2008, WHICH WILL HELP SUSTAIN THE EXPANSION OR LIMIT ANY DOWNTURN. BUT EVEN IF THE ECONOMY CONTINUES TO GROW, WE EXPECT THAT THE TREND OF DOWNWARD REVISIONS TO PROFIT EXPECTATIONS WILL CONTINUE FOR A WHILE AND THAT EARNINGS IN THE FIRST TWO QUARTERS OF 2008 WILL DECLINE MODESTLY. BUT BEFORE 2008 GETS TOO OLD, INVESTORS SHOULD BEGIN LOOKING FORWARD TO BETTER EARNINGS LATE IN THE YEAR AND IN 2009. ANOTHER PLUS FOR STOCKS IS THEIR REASONABLE VALUATION AFTER INVESTORS PUSHED THE FORWARD P/E MULTIPLE DOWN TO NEAR ITS CYCLE LOW IN 2007. WITH THE FULL IMPACT OF CREDIT PROBLEMS STILL UNCERTAIN AND FURTHER REDUCTIONS IN PROFIT EXPECTATIONS LIKELY, THE HEIGHTENED VOLATILITY SEEN IN THE MARKETS IN LATE 2007 PERSISTED IN EARLY 2008. AFTER STOCKS RETREATED IN JANUARY, THIS BUMPY RIDE COULD PRODUCE U.S. EQUITY RETURNS IN THE RANGE OF 10%, MOSTLY FROM EARNINGS GROWTH AND DIVIDENDS, OVER THE NEXT 12 MONTHS. MANY INTERNATIONAL MARKETS ARE CURRENTLY ATTRACTIVELY VALUED AND THE INCLUSION OF INTERNATIONAL EQUITIES IN PORTFOLIOS IS LIKELY TO ENHANCE RETURNS. FOR LONG-TERM INVESTORS, WE CONTINUE TO RECOMMEND A STRATEGY THAT INCLUDES DIFFERENT ASSET CLASSES AS THE MOST PRUDENT COURSE IN A RISKY INVESTMENT ENVIRONMENT.


                                              2007   2006    2005    2004   2003    2002    2001   2000    1999    1998
   Total Return                               Year   Year    Year    Year   Year    Year    Year   Year    Year    Year
--------------------------------------------------------------------------------------------------------------------------------

   Wright Selected Blue Chip Equities Fund
     (WSBC)                                   11.6%  3.8%    11.1%   15.7%  30.1%  -17.0%  -10.2%  10.8%    5.8%   0.1%
   Wright Major Blue Chip Equities Fund
     (WMBC)                                    6.0% 11.6%     6.2%   12.4%  23.2%  -24.5%  -16.9% -12.5%   24.0%  20.4%
   Wright International Blue Chip Equities Fund
     (WIBC)                                    5.5% 28.5%    21.1%   17.7%  32.0%  -14.5%  -24.2% -17.6%   34.3%   6.1%


WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The S&P MidCap 400 outperformed the S&P 500 for the full year and fourth quarter of 2007. The Wright Selected Blue Chip Fund (WSBC), which is a mid-cap blend fund, outperformed the S&P MidCap 400 in the first half of 2007, lagged slightly in Q3, and then came back with a smaller loss than the index in Q4. WSBC lost 2.4% in the fourth quarter of 2007 compared to a loss of 2.7% for the MidCap
400. For all of 2007,  WSBC returned  11.6%  compared to 8.0% for the S&P MidCap
400. For the quarter and the year, the bigger stocks in the S&P MidCap 400 generally outperformed the smaller ones, a plus for the WSBC, which has a larger median market cap than the benchmark. Another plus for the quarter and the year was the Fund's superior stock selection in the financial and technology sectors. Although the benchmark's financial sector posted losses of more than 10% for the quarter and the year, the WSBC's financial holdings had positive returns for both periods as it reduced its holdings of issues with exposure to real estate and subprime mortgages. For the full year, the Fund also benefited from strong stock selection in the consumer discretionary sector (reflecting the early sale of homebuilders) and overweight positions in energy and industrials, two of the best sectors in the S&P MidCap 400. The S&P MidCap 400's P/E in terms of forward earnings was higher than the S&P 500's at the end of 2007, but despite the higher valuation, mid-cap stocks still look attractive because of their better forecast earnings growth. WSBC is well positioned in the mid-cap area with a tilt toward the more substantial companies in the S&P MidCap 400. WSBC companies have a lower forward P/E than those in the MidCap 400 as well as better expected long-term earnings growth. WIS continues to advise diversity in investment portfolios and sees mid-cap stocks as likely to make a positive contribution to total portfolio returns going forward.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher-quality issues in the index. For all of 2007, WMBC returned 6.0%, exceeding the 5.5% return for the S&P 500. The year's outperformance compared to the S&P benchmark mostly reflects a smaller loss in the fourth quarter for the WMBC (-2.4%) than incurred by the S&P 500 (-3.3%). For the fourth quarter and the full year, the big stocks in the S&P 500 outperformed the small stocks, and this worked to WMBC's advantage, since the Fund's holdings have a larger median market cap than the S&P 500. WMBC's strong showing in the fourth quarter, which was key to its outperformance for the year, was largely due to its relatively good showings in the weak financial and consumer discretionary sectors, where the Fund had smaller losses than the S&P 500. This reflected superior stock selection, since the Fund's sector weights were fairly close to the index's. In the consumer discretionary sector, an underweighting in home builders helped performance, while the financial sector benefited from timely purchases of Freddie Mac and Fannie Mae, which rebounded late in the quarter. Another factor in the Fund's outperformance in 2007 was its strong stock selection in the industrial sector, which was evident throughout the year. Among specific securities contributing to WMBC's outperformance in this sector were Cummins, which returned more than 100% for the year, Paccar (+30%) and Deere (+56%). The stock market has gotten off to a shaky start in 2008. Given the high level of uncertainty about the economic environment as the year began, along with the prospect of a couple more quarters of unfavorable profit comparisons, we wouldn't be surprised to see more bouts of market volatility in the months ahead. With its bias toward the higher-quality issues in the S&P 500, the WMBC is well positioned for a more risk-averse environment. At the end of the fourth quarter, WMBC holdings were priced at lower current and forward P/E multiples than the S&P 500, with similar expected earnings growth.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

U.S. investors benefited from including international stocks in diversified portfolios in 2007. The MSCI World ex U.S. stock index outperformed the S&P 500 in dollar terms in each quarter of last year. The Wright International Blue Chip Fund (WIBC) lost 3.9% in the fourth quarter of 2007, a larger loss than that of the MSCI World ex U.S. index (-1.6%). For all of 2007, over which period the S&P 500 returned 5.5%, WIBC returned 5.5%, compared to 12.4% for the MSCI benchmark. In the fourth quarter and the full year of 2007, WIBC's relative results were hampered primarily by weakness in the consumer discretionary and financial sectors. Financial stocks were weak globally because of the fallout from the sub-prime mortgage crisis, but into the fourth quarter the Fund remained slightly overweight in financials because of their attractive valuations. While the stocks held in the Fund did not have writedown-related issues, they were hurt by the negative sentiment. WIBC's exposure in U.K. homebuilders and Japanese blue-chip auto companies hurt in the consumer discretionary sector. On the plus side for the quarter and the year, the Fund benefited from the strong showing of its holdings in the energy and material sectors, which did well. Late in the year, holdings in defensive names such as telecom companies also helped offset some of the weakness in the financial sector, while in the first half of the year, takeover news and speculation gave a boost to some of the Fund's holdings. Going into the new year, WIBC had reduced its holdings in the financial and consumer discretionary sectors, which are now underweight compared to the MSCI benchmark. The Fund has taken a more defensive stance by investing in the telecom, utilities and consumer staples sectors. These changes resulted in reduced holdings in Canada and the U.K., with increased weighting in the Eurozone and Hong Kong. Although the global economy is likely to slow in the first half of 2008, earnings prospects for foreign companies look relatively good for the coming 12 months. In addition, foreign stocks offer attractive valuations, with an aggregate P/E multiple lower than the S&P 500's. We continue to see the inclusion of international stocks as likely to enhance returns in diversified investment portfolios.

FIXED-INCOME FUNDS

FOR THE U.S. BOND MARKET, 2007 WAS THE BEST YEAR SINCE 2002. IN THE FIRST HALF OF THE YEAR, BONDS RETURNED JUST 1.0%. IN THE SECOND HALF, HOWEVER, BONDS RALLIED AS INVESTORS' ENTHUSIASM FOR EQUITIES WANED IN THE FACE OF CONCERNS THAT THE MORTGAGE MELTDOWN AND HOUSING SLUMP WERE GOING TO DRIVE THE ECONOMY INTO RECESSION. IN THE THIRD QUARTER, THE FED BEGAN TO CUT INTEREST RATES (A TOTAL OF 100 BASIS POINTS ON THE FED FUNDS TARGET BY YEAR END) AND TAKE OTHER STEPS TO EASE THE CREDIT CRUNCH (INCLUDING INSTITUTING A "TERM AUCTION FACILITY" DESIGNED TO IMPROVE BANKS' SHORT-TERM LIQUIDITY). BUT INVESTORS WERE CONCERNED THAT THE FED WAS BEHIND THE CURVE. CONSUMER PRICE INFLATION MOVED UP TOWARD THE END OF 2007, EDGING ABOVE 2.0% (THE CEILING ON THE FED'S COMFORT ZONE), BUT BY AND LARGE INVESTORS WERE MORE CONCERNED ABOUT THE POSSIBILITY OF RECESSION THAN ABOUT THE RISK OF HIGHER INFLATION.

BONDS  OUTPERFORMED  STOCKS IN THE FOURTH QUARTER AND IN THE FULL YEAR 2007. THE
YIELD  CURVE  MOVED  LOWER  ALONG ITS ENTIRE  LENGTH IN 2007;  THE FED'S  EASING
ACTIONS ALSO CONTRIBUTED TO A STEEPENING OF THE YIELD CURVE FOR THE FOURTH QUARTER AND THE YEAR. BY THE END OF THE YEAR, THE SPREAD BETWEEN THE YIELDS ON THE 10-YEAR TREASURY BOND (4.03%) AND THE TWO-YEAR TREASURY BOND (3.05%) WAS CLOSE TO 100 BASIS POINTS, COMPARED TO AN ESSENTIALLY FLAT CURVE A YEAR AGO. THE YIELD ON THE 90-DAY T-BILL WAS IN THE 3% RANGE FOR PERIODS DURING THE SECOND HALF OF THE YEAR WHEN INVESTOR FEARS ABOUT THE CREDIT CRISIS WERE AT THEIR PEAK. THE LEHMAN U.S AGGREGATE BOND INDEX RETURNED 7.0% FOR ALL OF 2007 (COMPARED TO 5.5% FOR THE S&P 500), LED BY TREASURY BONDS WHICH RETURNED 9.0%. IN THE SECOND HALF OF THE YEAR, WORRY ABOUT THE HEALTH OF THE CREDIT MARKET AND THE ECONOMY IN GENERAL CAUSED SPREADS ON MORTGAGE AND CORPORATE BONDS TO WIDEN; THEIR RETURNS WERE POSITIVE FOR THE YEAR, BUT THEY LAGGED TREASURIES. IN THE FOURTH QUARTER, THE LEHMAN AGGREGATE RETURNED 3.0% COMPARED TO A LOSS OF 3.3% FOR THE S&P 500.

LIKE THE STOCK MARKET, BONDS COULD SEE SOME VOLATILITY IN THE NEAR TERM AS PROBLEMS IN HOUSING AND THE MORTGAGE SECTORS PLAY OUT. WITH ADDITIONAL RATE CUTS FROM THE FED AND AN UPTICK IN INFLATION ALREADY PRICED IN, RATES AT THE SHORT END OF THE YIELD CURVE ARE LIKELY TO MOVE SLIGHTLY LOWER OVER THE COMING MONTHS, WHILE LONGER YIELDS ARE EXPECTED TO EDGE HIGHER. CORPORATES, AGENCIES, MORTGAGE-BACKED AND ASSET-BACKED ISSUES MAY BENEFIT FROM SOME SPREAD TIGHTENING OVER THE NEXT YEAR, ASSUMING THE SITUATION IN HOUSING DOESN'T DETERIORATE MORE THAN WE EXPECT. THE RETURN ON THE LEHMAN U.S. AGGREGATE BOND INDEX IS EXPECTED TO BE IN THE 4%-4.5% RANGE OVER THE NEXT 12 MONTHS. AFTER THEIR STRONG SHOWING OF 2007, BOND RETURNS ARE LIKELY TO LAG STOCK RETURNS IN 2008; NEVERTHELESS, THE EXPERIENCE OF 2007 POINTS UP THE ADVANTAGE OF INCLUDING BONDS IN DIVERSIFIED INVESTMENT PORTFOLIOS.

                                              2007   2006    2005    2004   2003    2002    2001   2000    1999    1998
   Total Return                               Year   Year    Year    Year   Year    Year    Year   Year    Year    Year
--------------------------------------------------------------------------------------------------------------------------------

   Wright Total Return Bond Fund
     (WTRB)                                   5.6%   3.3%    1.5%    3.5%   3.3%    9.0%    5.0%   10.6%   -3.9%   9.6%

   Wright Current Income Fund
     (WCIF)                                   5.8%   3.9%    1.8%    3.3%   1.7%    7.7%    7.2%   10.3%    0.5%   6.5%


WRIGHT TOTAL RETURN BOND FUND

In 2007, bond yields declined and the Treasury yield curve steepened. Returns for the Lehman Aggregate U.S. bond index topped those of the S&P 500 for both the full year and the fourth quarter. The Wright Total Return Bond Fund (WTRB), a diversified bond fund, returned 3.0% in the fourth quarter, matching the return of the Lehman U.S. Aggregate Bond Index. For all of 2007, WTRB (+5.6%) lagged the Lehman Aggregate's 7.0%. WTRB had a yield of 4.5%, calculated according to SEC guidelines for December 2007. Dividends paid by this Fund may be more or less than implied by this yield. WTRB's duration position had a slightly positive impact on performance in the first half of 2007. Duration was neutral with the Lehman benchmark's at midyear. After Treasury bonds rallied early in the third quarter, the Fund's duration was reduced in three steps to a maximum of 0.75 years shorter than the Lehman benchmark in anticipation that rates would move higher. This positioning worked against WTRB in the second half of the year as bond yields generally moved lower. Duration positioning for the full year detracted from performance. Some of this effect was mitigated by the Fund's positioning along the yield curve in anticipation of a steeper curve. Wright Investors' Service's economic forecast calls for further fed rate cuts, which should raise inflation expectations somewhat. But the increased chance of an economic slowdown could work to keep rates lower than WIS previously expected. Based on this view, toward the end of the year the duration was moved back to within 0.2 years of neutral. During the second quarter of 2007, the Fund reduced its weighting in corporate bonds compared to the Lehman Aggregate, anticipating that increased credit risk would cause spreads to widen. This widening did occur in the quarter, and the underweight positioning benefited the Fund's performance for the rest of the year. In September, WTRB began moving its weighting in corporate bonds back towards neutral to take advantage of the value created by the widening in corporate spreads. For the year, the contribution to return from the Fund's corporate holdings was hampered by the poor performance of two individual issues (Countrywide, sold in September, and Centex, sold in October). Shifting funds from corporate bonds to mortgage-backed securities (including commercial mortgages and hybrid ARMs) in WTRB was positive since mortgage-backed issues outperformed corporate bonds for the fourth quarter and the year. However, the Fund's underweight position in Treasury bonds, the best-performing sector of the market for the year and Q4, worked against Fund performance. At the end of 2007, WTRB had moved to an overweight position in corporate bonds compared to the Lehman Aggregate in terms of percentage held (23% of holdings compared to 22% for the Lehman Aggregate), but was still underweight in terms of contribution to total duration. By both measures, the Fund was overweight in mortgages and commercial mortgages anticipating that attractive valuations in these sectors should benefit the Fund as conditions in the credit market slowly improve. After asset-backed issues considered risky were sold in Q3, a small position in high-quality utility-related asset backs was added in Q4. The Fund was underweight in Treasury bonds and Agencies at year end.

WRIGHT CURRENT INCOME FUND

In 2007, the mortgage-backed sector of the bond market performed in line with the Lehman U.S. Aggregate bond index. In the third quarter, however, as investors became more concerned about risk, spread products lost favor and mortgages lagged before returning a little more than the Aggregate in Q4. For all of 2007, mortgage-backed issues in the Lehman Aggregate returned 6.9%, slightly behind the 7.0% return for the Aggregate as a whole. The Wright Current Income Fund (WCIF) is managed to be primarily invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. In the fourth quarter of 2007, WCIF returned 3.0%, a little behind the Lehman GNMA bond index's 3.2% return. For all of 2007, WCIF returned 5.8% compared to Lehman benchmark's 7.0%. At December 31, 2007, WCIF had a yield of 4.5% as calculated by SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield. For most of the year, WCIF's maturity and duration were slightly shorter than the Lehman benchmark. Because interest rates declined in 2007, this worked against the Fund for most of the year. By the end of the year, the Fund's positioning had shifted to be neutral in both duration and maturity. For most of 2007, WCIF was underweight in issues with the middle-range coupons and overweight in issues with higher and lower coupons. This "barbelled" weighting was a result of the Fund's positioning in sectors of the market that offered relatively good value.

     THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY OF THE WRIGHT MANAGED INVESTMENT FUNDS.

U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
      12/31/03       10,453.92               4.25%
      12/31/04       10,783.01               4.22%
      12/31/05       10,717.50               4.39%
      12/31/06       12,463.15               4.71%
      12/31/07       13,264.82               4.03%

PERFORMANCE SUMMARIES
-------------------------------------------------------------------------------


                            IMPORTANT

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

Wright  SELECTED  BLUE CHIP  EQUITIES  FUND
Growth of $10,000  Invested  1/1/97 Through 12/31/07

                                                                                Average Annual Total Return
                                                                     -----------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------------
       WSBC

         - Return before taxes                                             11.59%          14.13%          5.41%
         - Return after taxes on distributions                              8.25%          12.54%          3.40%
         - Return after taxes on distributions and sales of fund shares     7.02%          10.99%          3.40%
       S&P MidCap 400*                                                      7.98%          16.20%         11.20%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 12/31/97 would have grown to $16,939 by December 31, 2007.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date          Wright Selected      S&P MidCap
                 Blue Chip Fund          400

12/31/97          $10,000              $10,000
12/31/98          $10,014              $11,912
12/31/99          $10,590              $13,665
12/31/2000        $11,728              $16,057
12/31/2001        $10,538              $15,960
12/31/2002        $ 8,749              $13,644
12/31/2003        $11,379              $18,504
12/31/2004        $13,169              $21,553
12/31/2005        $14,629              $24,260
12/31/2006        $15,180              $26,764
12/31/2007        $16,939              $28,899


* The Fund's average annual return is compared with that of the S&P Mid-Cap 400, an unmanaged index of stocks in a broad range of industries with a market capitalization of a few billion or less. The performance of the S&P Mid-Cap 400, unlike that of the Fund, reflects no deductions for fees, expenses or taxes.


   INDUSTRY WEIGHTINGS
-------------------------------------------------------------------------------
   % of net assets @ 12/31/07

   Materials                      11.7%      Transportation               3.0%
   Energy                          8.1%      Computers & Peripherals      2.9%
   Electronic Equipment & Services 7.5%      Automobiles & Components     2.8%
   Insurance                       6.8%      Household & Personal Prods.  2.3%
   Utilities                       6.2%      Communications Equipment     2.1%
   Diversified Financials          5.6%      Pharmaceuticals & Biotech.   1.7%
   Health Care Equipment/Services  5.6%      Banks                        1.7%
   Retailing                       5.6%      Consumer Durables & Apparel  1.6%
   Capital Goods                   5.3%      Heavy Machinery              1.6%
   Software & Services             4.3%      Telecommunication Services   1.4%
   Commercial Services & Supplies  3.8%      Education                    0.8%
   Semiconductor Equipment         3.4%      Real Estate                  0.7%
   Food, Beverage & Tobacco        3.2%      Hotels, Restaurants & Leisure0.2%


  TEN LARGEST STOCK HOLDINGS
-------------------------------------------------------------------------------
  % of net assets @ 12/31/07

  Eaton Vance Corp.                2.9%
  Oneok Inc                        2.8%
  Cameron International            2.7%
  MDU Resources Group Inc.         2.5%
  Western Digital                  2.4%
  SPX Corp.                        2.2%
  Borg-Warner Automative           2.1%
  AGCO Corp.                       2.1%
  Energizer Holdings Inc.          1.8%
  Albemarle Corp.                  1.8%

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000  Invested  1/1/97 Through 12/31/07

                                                                                Average Annual Total Return
                                                                 ---------------------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------------
       WMBC

         - Return before taxes                                              5.96%          11.69%          3.60%
         - Return after taxes on distributions                              5.72%          11.49%          3.15%
         - Return after taxes on distributions and sales of fund shares     4.87%          10.05%          2.88%
       S&P 500*                                                             5.49%          12.83%          5.91%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND on 12/31/97 would have grown to $14,237 by December 31, 2007.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date     Wright Major Blue
                Chip Fund          S&P 500

  12/31/97      $10,000            $10,000
  12/31/98      $12,043            $12,858
  12/31/99      $14,927            $15,563
  12/31/2000    $13,053            $14,146
  12/31/2001    $10,850            $12,465
  12/31/2002    $ 8,192            $ 9,710
  12/31/2003    $10,092            $12,496
  12/31/2004    $11,340            $13,855
  12/31/2005    $12,043            $14,535
  12/31/2006    $13,436            $16,831
  12/31/2007    $14,237            $17,756


* The Fund's average annual return is compared with that of the S&P 500, an unmanaged index of 500 widely held common stocks that generally indicates the performance of the market. The performance of the S&P 500, unlike that of the Fund, reflects no deductions for fees, expenses or taxes.
Wright major blue chip Equities Fund Growth of $10,000 Invested 1/1/97 Through 12/31/07


    INDUSTRY WEIGHTINGS
-------------------------------------------------------------------------------
   % of net assets @ 12/31/07

   Energy                         13.1%
   Communications Equipment        2.3%
   Retailing                       1.8%
   Hotels, Restaurants & Leisure   1.5%
   Consumer Durables & Apparel     1.5%
   Automobiles & Components        1.3%
   Real Estate                     0.7%
   Media                           0.6%
   Electronics                     0.5%
   Office Electronics              0.5%
   Transportation                  0.5%
   Metals                          0.4%
   Travel                          0.2%
   Insurance                      10.9%
   Capital Goods                  10.4%
   Computers & Peripherals         7.8%
   Diversified Financials          6.1%
   Pharmaceuticals & Biotechnology 5.6%
   Food, Beverage & Tobacco        5.2%
   Health Care Equipment & Services4.9%
   Software & Services             4.6%
   Semiconductor Equip. & Prods.   3.9%
   Telecommunications Services     3.9%
   Banks                           3.2%
   Utilities                       2.8%
   Entertainment & Leisure         2.8%
   Materials                       2.6%

  TEN LARGEST STOCK HOLDINGS
-------------------------------------------------------------------------------
  % of net assets @ 12/31/07

  Exxon Mobil Corp.               4.8%
  AT&T Inc.                       3.6%
  Hewlett-Packard Co.             3.4%
  Chevron Corp.                   2.9%
  Wells Fargo & Co. New           2.7%
  Pfizer, Inc.                    2.6%
  Altria Group Inc.               2.5%
  International Business Machines 2.5%
  Lockheed Martin Corp.           2.3%
  Disney (Walt) Prdtns.           2.2%

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/97 Through 12/31/07

                                                                                Average Annual Total Return
                                                                      ------------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------------
       WIBC

         - Return before taxes                                             5.50%         20.60%          6.86%
         - Return after taxes on distributions                             5.12%         19.91%          6.10%
         - Return after taxes on distributions and sales of fund shares    5.12%         19.91%          6.10%
       MSCI World ex US Index*                                            12.44%         22.12%          8.99%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND on 12/31/97 would have grown to $19,419 by December 31, 2007.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date       Wright Int'l Blue Chip   MSCI World Ex U.S.
                   Equities Fund               Index

   12/31/97           $10,000                $10,000
   12/31/98           $10,614                $11,876
   12/31/99           $14,250                $15,193
   12/31/2000         $11,745                $13,162
   12/31/2001         $ 8,905                $10,345
   12/31/2002         $ 7,613                $ 8,711
   12/31/2003         $10,047                $12,145
   12/31/2004         $11,826                $14,620
   12/31/2005         $14,325                $16,736
   12/31/2006         $18,406                $21,038
   12/31/2007         $19,419                $23,656


* The Fund's average annual return is compared with that of the MSCI Developed World ex U.S. Index. While the Fund does not seek to match the returns of this index, this unmanaged index generally indicates foreign stock market performance. The performance of the MSCI Developed World ex U.S. Index, unlike that of the Fund, reflects no deductions for fees, expenses or taxes.


        Country Weightings
------------------------------------------------------------------------------
       % of net assets @ 12/31/07

       United Kingdom       16.7%
       Japan                16.3%
       Germany              10.2%
       France                9.2%
       Canada                6.8%
       Sweden                4.3%
       Netherlands           4.2%
       Australia             4.0%
       Italy                 4.0%
       Spain                 3.5%
       Switzerland           3.4%
       Hong Kong             3.3%
       Denmark               2.9%
       Norway                2.8%
       Finland               1.6%
       Belgium               1.3%
       Singapore             1.2%
       Austria               1.1%
       Ireland               0.5%
       Portugal              0.2%
       New Zealand           0.2%


  Ten Largest Stock Holdings
-------------------------------------------------------------------------------
  % of net assets @ 12/31/07

  E. On AG                        3.6%
  Eni S.P.A.                      3.2%
  Barclays                        2.5%
  ING Groep N.V.                  2.3%
  QBE Insurance Group             2.2%
  Man Group                       2.2%
  Royal Dutch Shell               2.2%
  Zurich Financial Services       2.0%
  BASF AG                         2.0%
  CLP Holdings                    1.9%

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 Invested 1/1/97 Through 12/31/07

                                                                                Average Annual Total Return
                                                                        ----------------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------------
       WTRB

        - Return before taxes                                              3.34%           4.11%          5.03%
        - Return after taxes on distributions                              1.76%           2.46%          3.05%
        - Return after taxes on distributions and sales of fund shares     1.49%           2.46%          3.05%
       Lehman Aggregate Bond Index*                                        4.33%           5.06%          6.24%
--------------------------------------------------------------------------------------------------------------------------------

The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 12/31/97 would have grown to $15,790 by December 31, 2007.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date  Wright Total Retun   Lehman Aggregate Bond
              Bond Fund              Index

  12/31/97     $10,000             $10,000
  12/31/98     $10,956             $10,869
  12/31/99     $10,528             $10,779
  12/31/2000   $11,646             $12,033
  12/31/2001   $12,223             $13,049
  12/31/2002   $13,327             $14,387
  12/31/2003   $13,760             $14,977
  12/31/2004   $14,244             $15,627
  12/31/2005   $14,464             $16,007
  12/31/2006   $14,947             $16,700
  12/31/2007   $15,790             $17,864



* The Fund's average annual return is compared with that of the Lehman U.S. Aggregate Bond Index, an unmanaged index that is a broad representation of the investment-grade fixed income market in the U.S. The Lehman U.S. Aggregate Bond Index, unlike that of the Fund, reflects no deductions for fees, expenses or taxes.




Holdings by Sector
------------------------------------------------------------------------------
% of net assets @ 12/31/07

Asset-backed Securities                            1.0%
Corporate Bonds                                   23.0%
Mortgage-Backed Securities                        60.0%
U.S. Treasuries                                   11.0%
U.S. Government Agencies                           2.0%

Holdings by Credit Quality*
------------------------------------------------------------------------------
% of net assets @ 12/31/07

AAA                                                  2%
AA                                                   3%
A                                                   11%
BBB                                                  8%
<BBB                                                 0%
Mortgage-Backed Securities                          52%
U.S. Government Agencies                             2%
U.S. Treasuries                                     11%

*: based on the lower of Standard & Poor's or Moody's Investors' Service.

Five Largest Bond Holdings
------------------------------------------------------------------------------
% of net assets @ 12/31/07

U.S. Treasury Note        3.375%   11/15/08       3.9%
U.S. Treasury Bond        6.250%   08/15/23       2.9%
FHLMC Gold Pool A35363    5.000%   07/01/35       2.9%
FNMA Pool 781893          4.500%   11/01/31       2.8%
U.S. Treasury Note        5.000%   08/15/11       2.5%

Weighted Average Maturity
@12/31/07                                    5.9 Years

WRIGHT CURRENT INCOME FUND
Growth of $10,000 Invested 1/1/97 Through 12/31/07

                                                                                Average Annual Total Return
                                                                         ------------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------------
       WCIF

        - Return before taxes                                              5.77%           3.28%          4.83%
        - Return after taxes on distributions                              4.04%           1.47%          2.71%
        - Return after taxes on distributions and sales of fund shares     3.91%           1.47%          2.71%
       Lehman GNMA Index*                                                  6.98%           4.39%          5.85%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME FUND on 12/31/97 would have grown to $16,024 by December 31, 2007.

The following plotting points are used for comparison in the total investment return mountain chart.

            Date      Wright Current       Lehman GNMA
                        Income Fund            Index

          12/31/97       $10,000              $10,000
          12/31/98       $10,651              $10,693
          12/31/99       $10,706              $10,898
          12/31/2000     $11,810              $12,109
          12/31/2001     $12,658              $13,104
          12/31/2002     $13,633              $14,243
          12/31/2003     $13,870              $14,650
          12/31/2004     $14,327              $15,287
          12/31/2005     $14,579              $15,777
          12/31/2006     $15,150              $16,504
          12/31/2007     $16,024              $17,655


* The Fund's average annual return is compared with that of the Lehman GNMA Backed Bond Index. While the Fund does not seek to match the returns of the Lehman GNMA Backed Bond Index, Wright believes that this unmanaged index generally indicates the performance of government and corporate mortgage-backed bond markets. The Lehman GNMA Backed Bond Index, unlike the Fund, reflects no deductions for fees, expenses or taxes.


     Holdings by Sector
-------------------------------
     % of net assets @ 12/31/07

     Mortgage-Backed Securities                   96.0%


     Weighted Average Maturity
-------------------------------
     @12/31/07                                6.0 Years

     Five Largest Bond Holdings
--------------------------------
     % of net assets @ 12/31/07

     GNMA II Pool 3747             5.000%  08/20/35     5.9%
     GNMA Pool 3556                5.500%  05/20/34     4.2%
     GNMA Series 1999-04 Class ZB  6.000%  02/20/29     3.6%
     GNMA Series 2001-02           7.500%  07/20/28     2.4%
     FNCL Pool 892522              6.187%  08/01/36     2.3%

FUND EXPENSES
-------------------------------------------------------------------------------


EXAMPLE:

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 - December 31, 2007).

ACTUAL EXPENSES:

The first line of the tables shown on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if payable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  EQUITY FUNDS
                      --------------------------------------
                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND

                                                 Expenses Paid
                       Beginning      Ending     During Period*
                     Account Value  Account Value  (7/1/07-
                       (7/1/07)      (12/31/07)    12/31/07)
-----------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00     $965.30        $6.19
-----------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.90      $6.36

  *Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007.

                      Wright Major Blue Chip Equities Fund

                                                   Expenses Paid
                       Beginning       Ending      During Period*
                     Account Value   Account Value  (7/1/07-
                       (7/1/07)    (12/31/07)        12/31/07)
------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00      $991.70        $6.33
------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.90      $6.41

  *Expenses are equal to the Fund's annualized expense ratio of 1.26% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007.

                  Wright International Blue Chip Equities Fund

                                                     Expenses Paid
                       Beginning      Ending         During Period*
                     Account Value  Account Value    (7/1/07-
                       (7/1/07)     (12/31/07)         12/31/07)
------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00     $966.50       $7.63
------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,017.40      $7.83

  *Expenses are equal to the Fund's annualized expense ratio of 1.54% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007.

                               FIXED INCOME FUNDS
                         ---------------------------------
                          Wright Total Return Bond Fund

                                                   Expenses Paid
                       Beginning       Ending      During Period*
                     Account Value   Account Value   (7/1/07-
                       (7/1/07)       (12/31/07)        12/31/07)
------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00     $1,051.10      $3.83
------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,021.50      $3.77

  *Expenses are equal to the Fund's annualized expense ratio of 0.74% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007.

                           Wright Current Income Fund

                                                   Expenses Paid
                       Beginning        Ending      During Period*
                     Account Value  Account Value   (7/1/07-
                       (7/1/07)      (12/31/07)         12/31/07)
------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00    $1,047.50      $4.85
------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,020.50      $4.79

  *Expenses are equal to the Fund's annualized expense ratio of 0.94% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2007

                                       Shares       Value


                Equity Interests --99.9%

AUTOMOBILES & COMPONENTS -- 2.8%....
Borg Warner, Inc.................... 10,230    $   495,234
Oshkosh Truck Corp..................  3,635        171,790
                                               ------------
                                               $   667,024
                                               ------------


BANKS -- 1.7%
Associated Banc Corp................  1,825    $    49,439
First Community Bancorp.............  1,600         65,984
SVB Financial Group *...............  3,065        154,476
Wilmington Trust Corp...............  3,595        126,544
                                               ------------
                                               $   396,443
                                               ------------


CAPITAL GOODS -- 5.3%
AGCO Corp.*.........................  7,220    $   490,816
SPX Corp............................  5,185        533,277
Thomas & Betts Corp.*...............  4,905        240,541
                                               ------------
                                               $ 1,264,634
                                               ------------



COMMERCIAL SERVICES & SUPPLIES -- 3.8%
Belo Corp...........................  1,425    $    24,852
Charles River Laboratories
  International*....................  3,720        244,776
Deluxe Corp.........................  1,610         52,953
Harsco Corp.........................  2,025        129,742
Republic Services, Inc..............  5,912        185,341
Sotheby's, Inc. - Class A...........  2,910        110,871
Stericycle, Inc. *..................  2,740        162,756
                                               ------------
                                               $   911,291
                                               ------------




COMMUNICATIONS EQUIPMENT -- 2.1%
CommScope, Inc.*....................  4,470    $   219,969
Harris Corp.........................  2,850        178,638
Plantronics, Inc....................  3,605         93,730
                                               ------------
                                               $   492,337
                                               ------------



COMPUTERS & PERIPHERALS -- 2.9%
Jack Henry & Associates, Inc........  4,780   $    116,345
Western Digital Corp.*.............. 19,225        580,787
                                               ------------
                                              $    697,132
                                               ------------


CONSUMER DURABLES & APPAREL -- 1.6%
Callaway Golf Co....................  3,465   $     60,395
Mohawk Industries, Inc.*............  2,940        218,736
The Warnaco Group, Inc. *...........  3,205        111,534
                                               ------------
                                              $    390,665
                                               ------------



DIVERSIFIED FINANCIALS -- 5.6%
Eaton Vance Corp.(1)................ 15,075    $   684,556
Raymond James Financial, Inc........ 10,792        352,466
SEI Investments Co..................  9,675        311,245
                                               ------------
                                               $ 1,348,267
                                               ------------



EDUCATION -- 0.8%
DeVry, Inc..........................    445    $    23,122
Scholastic Corp. *..................  4,915        171,485
                                               ------------
                                               $   194,607
                                               ------------



ELECTRONIC EQUIPMENT & INSTRUMENTS -- 7.5%
Ametek, Inc.........................  2,080    $    97,427
Amphenol Corp. - Class A............  4,365        202,405
Arrow Electronics, Inc.*............  8,450        331,916
Avnet, Inc.*........................  8,515        297,770
Hubbell, Inc........................    440         22,704
Ingram Micro, Inc. - Class A*.......  3,330         60,073
Lincoln Electric Holdings, Inc......  3,360        239,165
Pentair, Inc........................  3,440        119,746
Teleflex, Inc.......................  3,325        209,508
ValueClick, Inc.*...................  5,910        129,429
Vishay Intertechnology, Inc.*.......  8,260         94,247
                                               ------------
                                               $ 1,804,390
                                               ------------



ENERGY -- 8.1%
Cameron International Corp.*........ 13,400    $   644,942
Denbury Resources, Inc.*............  7,560        224,910
FMC Technologies, Inc. *............  3,700        209,790
Frontier Oil Corp...................  5,880        238,610
Helmerich & Payne, Inc..............  3,515        140,846
Overseas Shipholding Group, Inc.....  1,530        113,878
Patterson-UTI Energy, Inc...........  6,440        125,709
Tidewater, Inc......................  4,260        233,704
                                               ------------
                                               $ 1,932,389
                                               ------------

FOOD, BEVERAGE & TOBACCO -- 3.2%
Hansen Natural Corp.*...............  5,590    $   247,581
PepsiAmericas, Inc..................  6,950        231,574
Smucker Co. (J.M.)..................  3,175        163,322
Universal Corp......................  2,195        112,428
                                               ------------
                                               $   754,905
                                               ------------



HEALTH CARE EQUIPMENT & SERVICES -- 5.6%
Apria Healthcare Group, Inc.*.......  5,505   $    118,743
DENTSPLY International, Inc.........  2,930        131,909
Gen-Probe, Inc.*....................    750         47,197
Health Net, Inc.*...................  1,730         83,559
Hologic, Inc. *.....................    765         52,510
Intuitive Surgical, Inc.*...........    975        316,387
LifePoint Hospitals, Inc.*..........  2,620         77,919
Lincare Holdings, Inc.*.............  3,130        110,051
Ventana Medical Systems, Inc.*......    830         72,401
WellCare Health Plans Inc.*.........  7,550        320,195
                                               ------------
                                              $  1,330,871
                                               ------------



HEAVY MACHINERY -- 1.6%
Grant Prideco, Inc.*................  6,700    $   371,917
                                               ------------



HOTELS, RESTAURANTS & LEISURE -- 0.2%
Ruby Tuesday, Inc...................  4,200    $    40,950
                                               ------------



HOUSEHOLD & PERSONAL PRODUCTS -- 2.3%
Energizer Holdings, Inc.*...........  3,835   $    430,019
Tupperware Brands Corp..............  3,735        123,367
                                               ------------
                                              $    553,386
                                               ------------


INSURANCE -- 6.8%
American Financial Group, Inc.......  2,420   $     69,890
Everest Re Group, Ltd...............  2,305        231,422
First American Corp.................  5,275        179,983
HCC Insurance Holdings, Inc......... 13,620        390,622
Horace Mann Educators Corp..........  2,480         46,971
Old Republic International Corp.....  4,753         73,244
StanCorp Financial Group, Inc.......  5,450        274,571
W.R. Berkley Corp................... 12,287        366,275
                                               ------------
                                              $  1,632,978
                                               ------------


MATERIALS -- 11.7%
Airgas, Inc.........................  3,130   $    163,104
Albemarle Corp...................... 10,190        420,337
CF Industries Holdings, Inc.........  2,095        230,576
Commercial Metals Co................  6,065        178,614
FMC Corp............................  1,425         77,734
Kennametal, Inc.....................  4,810        182,107
Lubrizol Corp.......................  3,775        204,454
Martin Marietta Materials, Inc......  1,050        139,230
Precision Castparts Corp............  2,860        396,682
Reliance Steel & Aluminum Co........  1,620         87,804
RPM International, Inc..............  7,435        150,931
Sonoco Products Co..................  5,775        188,727
Steel Dynamics, Inc.................  2,975        177,221
Terra Industries, Inc.*.............  4,165        198,920
                                               ------------
                                               $ 2,796,441
                                               ------------


PHARMACEUTICALS & BIOTECHNOLOGY -- 1.7%
Endo Pharmaceuticals Holdings, Inc.*  7,690    $   205,092
NBTY Inc.*..........................  4,805        131,657
Par Pharmaceutical Cos., Inc.*......  3,200         76,800
                                               ------------
                                               $   413,549
                                               ------------


REAL ESTATE -- 0.7%
Jones Lang LaSalle, Inc.............    895    $    63,688
NVR Inc.............................    210        110,040
                                               ------------
                                               $   173,728
                                               ------------


RETAILING -- 5.6%
Aeropostale, Inc.*..................  1,203    $    31,866
American Eagle Outfitters, Inc...... 12,172        252,812
Charming Shoppes, Inc.*.............  7,310         39,547
Collective Brands, Inc.*............  6,585        114,513
Dollar Tree Stores, Inc. *..........  7,120        184,550
GameStop Corp. - Class A*...........  4,055        251,856
Guess?, Inc.........................  2,385         90,368
Phillips-Van Heusen Corp............  5,525        203,652
Regis Corp..........................  3,810        106,528
Rent-A-Center, Inc.*................  4,010         58,225
                                               ------------
                                               $ 1,333,917
                                               ------------



SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.4%
Cree, Inc.*.........................  3,820    $   104,935
Cypress Semiconductor Corp.*........  6,655        239,780
International Rectifier Corp.*......  2,470         83,906
Intersil Corp. - Class A............  4,010         98,165
Lam Research Corp.*.................  5,310        229,551
RF Micro Devices, Inc.*.............  8,515         48,621
                                               ------------
                                               $   804,958
                                               ------------


SOFTWARE & SERVICES -- 4.3%
Activision, Inc. *..................  7,770    $   230,769
Alliance Data Systems Corp.*........  2,445        183,350
Cadence Design Systems, Inc.*.......  6,685        113,712
F5 Networks, Inc.*..................  1,525         43,493
McAfee, Inc.*.......................  5,840        219,000
Parametric Technology Corp.*........ 13,840        247,044
                                               ------------
                                               $ 1,037,368
                                               ------------

TELECOMMUNICATION SERVICES -- 1.4%
Cincinnati Bell, Inc.*.............. 17,230    $    81,843
NeuStar Inc. - Class A*.............  4,290        123,037
Telephone & Data Systems, Inc.......  2,260        141,476
                                               ------------
                                               $   346,356
                                               ------------


TRANSPORTATION -- 3.0%
AirTran Holdings Inc.*.............. 14,015    $   100,347
Alaska Air Group, Inc.*.............  8,735        218,462
J.B. Hunt Transport Services, Inc...  4,680        128,934
JetBlue Airways Corp.*.............. 24,205        142,810
Trinity Industries, Inc.............  2,525         70,094
YRC Worldwide, Inc.*................  3,190         54,517
                                               ------------
                                               $   715,164
                                               ------------


UTILITIES -- 6.2%
AGL Resources, Inc..................  4,750    $   178,790
MDU Resources Group, Inc............ 21,218        585,829
OGE Energy Corp.....................  1,815         65,866
Oneok, Inc.......................... 14,785        661,925
                                               ------------
                                               $ 1,492,410
                                               ------------
TOTAL EQUITY INTERESTS-- 99.9%
  (identified cost, $20,488,612)               $23,898,077

OTHER ASSETS, LESS LIABILITIES -- 0.1%              24,915
                                               ------------
NET ASSETS-- 100%                              $23,922,992
                                               ============



* Non-income producing security.
(1) Affiliated investment.


See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------



                STATEMENT OF ASSETS AND LIABILITIES
                         December 31, 2007
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $19,973,609) (Note 1A)     $ 23,213,521
  Affiliated investments, at value
   (identified cost $515,003).............          684,556
  Cash....................................          113,191
  Receivable for fund shares sold.........              335
  Dividends receivable....................           15,083
  Other assets............................            5,800
                                               ------------
  Total assets............................     $ 24,032,486
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $     77,079
  Payable to affiliate for Trustees' fees.               39
  Investment adviser fee payable..........              945
  Accrued expenses and other liabilities..           31,431
                                               ------------
  Total liabilities.......................     $    109,494
                                               ------------
NET ASSETS................................     $ 23,922,992
                                              ==============


NET ASSETS CONSIST OF:
  Paid-in capital.........................     $ 18,700,833
  Accumulated undistributed net realized gain on
   investments and foreign currency (computed
   on the basis of identified cost).......        1,812,694
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     3,409,465
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 23,922,992
                                               =============


  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        2,155,997
                                               ==============

  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      11.10
                                               ==============









                          STATEMENT OF OPERATIONS
                        YEAR ENDED DECEMBER 31, 2007
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income.........................     $    305,737
  Dividend income from affiliated investment          7,185
                                               ------------
  Total income............................     $    312,922
                                               ------------

Expenses -
  Investment adviser fee (Note 2).........     $    164,183
  Administrator fee (Note 2)..............           32,775
  Compensation of Trustees who are not employees
   of the investment adviser or administrator        13,000
  Custodian fee (Note 1D).................           68,188
  Distribution expenses (Note 3)..........           67,750
  Transfer and dividend disbursing agent fees        26,820
  Printing................................            2,840
  Interest expense........................           13,971
  Shareholder communications..............              505
  Audit services..........................           28,250
  Legal services..........................            9,924
  Registration costs......................           17,771
  Miscellaneous ..........................            7,881
                                               ------------
  Total expenses..........................     $    453,858
                                               ------------

Deduct -
  Reduction of custodian fee (Note 1D)....     $    (1,298)
  Reduction of investment adviser fee (Note 2)     (43,860)
  Reduction of distribution expenses
   by principal underwriter (Note 3)......         (67,750)
                                               ------------
  Total deductions........................     $  (112,908)
                                               ------------
  Net expenses............................     $    340,950
                                               ------------
  Net investment income (loss)............     $   (28,028)
                                               ------------



 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  6,501,493
  Realized gain on affiliated investment
   transactions...........................           17,540
  Change in unrealized depreciation on
   investments............................      (3,392,450)
  Change in unrealized apreciation on
   affiliated investments.................          160,207
                                               ------------
  Net realized and unrealized gain
   on investments.........................     $  3,286,790
                                               ------------

  Net increase in net assets from operations   $  3,258,762
                                               =============



See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------

                                                                                                 Year Ended
                                                                                                  December 31,

                                                                                    -----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2007                  2006
--------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $    (28,028)         $   (116,768)
     Net realized gain on investments...........................................         6,519,033            4,175,456
     Change in unrealized depreciation of investments...........................       (3,232,243)           (2,770,820)
                                                                                      --------------       --------------
       Net increase in net assets resulting from operations.....................     $   3,258,762         $  1,287,868
                                                                                      --------------       --------------
   Distributions to shareholders (Note 1F) -
     From net investment income.................................................     $    (33,344)         $         --
     From net realized gain.....................................................       (5,034,405)           (4,229,388)
                                                                                      --------------      --------------
      Total distributions......................................................     $ (5,067,749)         $ (4,229,388)
                                                                                      --------------       --------------

   Net decrease in net assets from fund share transactions (Note 4).............     $(12,619,826)         $(6,358,299)
                                                                                      --------------       --------------
   Net decrease in net assets...................................................     $(14,428,813)         $(9,299,819)

NET ASSETS:

   At beginning of year.........................................................        38,351,805           47,651,624
                                                                                      --------------       --------------
   At end of year...............................................................     $  23,922,992         $ 38,351,805
                                                                                      ==============       ==============


ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
INCLUDED IN NET ASSETS AT END OF YEAR...........................................     $           --         $      3,858
                                                                                      ==============       ==============


See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------


                                                                               Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2007(3)       2006(3)       2005         2004       2003(3)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 12.270     $  13.030    $  13.226    $  11.870     $  9.270
                                                              ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment loss....................                  $ (0.013)    $  (0.034)   $  (0.053)   $  (0.028)   $  (0.023)
     Net realized and unrealized gain.......                     1.340         0.529        1.476        1.884        2.756
                                                              ---------    ---------    ---------    ---------     ---------
         Total income
         from investment operations.........                  $  1.327     $   0.495    $   1.423    $   1.856    $   2.733
                                                              ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:
     Distributions from investment income...                  $ (0.016)    $  --        $  --        $  --         $ --
     Distributions from capital gains.......                    (2.481)       (1.255)      (1.619)      (0.500)      (0.133)
                                                              --------    ---------    ---------    ---------     ---------
         Total distributions................                  $ (2.497)    $  (1.255)   $  (1.619)   $  (0.500)    $ (0.133)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                  $ 11.100     $  12.270    $  13.030    $  13.226     $ 11.870
                                                              =========    =========    =========    =========     =========
TOTAL RETURN(2) ............................                    11.59%         3.77%       11.09%       15.73%      30.06%

RATIOS/SUPPLEMENTAL DATA(1):

     Net assets, end of year (000 omitted)..                  $  23,923    $  38,352    $  47,652    $  43,498    $ 38,190
     Ratios (As a percentage of average daily net assets):
      Net expenses..........................                     1.26%         1.26%        1.27%        1.26%       1.25%
      Net expenses after custodian fee reduction(4)              1.25%         1.25%        1.25%        1.25%       1.25%
      Interest expense......................                     0.05%          --           --           --          --
      Net investment loss...................                   (0.10)%       (0.27)%      (0.18)%      (0.23)%     (0.23)%
     Portfolio turnover rate  ..............                       67%           66%         110%          69%        106%

--------------------------------------------------------------------------------------------------------------------------------


(1)For the years ended  December 31,  2007,  2006,  2005,  2004,  and 2003,  the
   operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                2007          2006         2005         2004         2003
                                                               ------------------------------------------------------------

     Net investment loss per share..........                  $ (0.064)    $  (0.058)   $  (0.111)   $  (0.050)    $ (0.057)
                                                              =========    =========    =========    =========     =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.66%         1.46%        1.45%        1.44%        1.59%
                                                              =========    =========    =========    =========     =========
         Expenses after custodian fee reduction                  1.66%         1.44%        1.43%        1.43%        1.59%
                                                              =========    =========    =========    =========     =========
         Interest expense...................                     0.05%        --           --            --           --
                                                              =========    =========    =========    =========     =========
         Net investment loss................                    (0.51)%       (0.46)%      (0.38)%      (0.41)%      (0.57)%
                                                              =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------


(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(3 Certain per share amounts are based on average shares outstanding.

(4)Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit the expense ratio to 1.25% after custodian fee reductions, if any.


See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2007

                                       Shares       Value

              Equity Interests - 99.8%

AUTOMOBILES & COMPONENTS - 1.3%
Cooper Industries Ltd. - Class A....  3,670    $   194,070
Johnson Controls, Inc............... 15,675        564,927
                                               ------------
                                               $   758,997
                                               ------------

BANKS - 3.3%
Bank of America Corp................  7,625    $   314,607
Wells Fargo & Co.................... 51,620      1,558,408
                                               ------------
                                               $ 1,873,015
                                               ------------


CAPITAL GOODS - 10.4%
Caterpillar, Inc....................  8,020    $   581,931
Cummins, Inc........................  8,825      1,124,040
Deere & Co..........................  5,300        493,536
General Electric Co................. 15,505        574,770
Illinois Tool Works, Inc............  3,535        189,264
Lockheed Martin Corp................ 12,760      1,343,118
Paccar, Inc......................... 22,556      1,228,824
Parker Hannifin.....................  3,000        225,930
Terex Corp.*........................  4,025        263,919
                                               ------------
                                               $ 6,025,332
                                               ------------


COMMUNICATIONS EQUIPMENT - 2.3%
Cisco Systems, Inc.*................ 34,150   $    924,440
JDS Uniphase Corp.*.................  7,790        103,607
L-3 Communications Holdings, Inc....  2,340        247,900
Tellabs, Inc.*...................... 10,825         70,796
                                               ------------
                                              $  1,346,743
                                               ------------


COMPUTERS & PERIPHERALS - 7.8%
Affiliated Computer Services,
 Inc.-Class A*......................  3,435   $   154,919
Apple, Inc.*........................  4,715       933,947
Hewlett-Packard Co.................. 39,100     1,973,768
International Business Machines
 Corp............................... 13,430     1,451,783
                                               ------------
                                              $ 4,514,417
                                               ------------


CONSUMER DURABLES & APPAREL - 1.5%
Ball Corp...........................  5,580   $   251,100
NIKE, Inc. - Class B................  6,255       401,821
Polo Ralph Lauren Corp..............  3,520       217,501
                                               ------------
                                              $   870,422
                                               ------------


DIVERSIFIED FINANCIALS - 6.1%
Capital One Financial Corp..........  7,135   $   337,200
Citigroup, Inc......................      1            29
FNMA................................  3,990       159,520
Franklin Resources, Inc.............  7,065       808,448
Goldman Sachs Group, Inc. (The).....  4,940     1,062,347
Morgan Stanley...................... 12,245       650,332
Prudential Financial, Inc...........  1,815       168,868
Regions Financial Corp.............. 12,900       305,085
                                               ------------
                                               $3,491,829
                                               ------------


ELECTRONICS - 0.5%
MEMC Electronic Materials, Inc.*....  3,490   $   308,830
                                               ------------


ENERGY - 13.1%
Chevron Corp........................ 18,060   $ 1,685,540
ConocoPhillips Co................... 13,110     1,157,613
ENSCO International, Inc............  2,995       178,562
Exxon Mobil Corp.................... 29,355     2,750,270
National Oilwell Varco, Inc.*.......  2,115       155,368
Occidental Petroleum Corp........... 13,800     1,062,462
Valero Energy Corp..................  4,165       291,675
XTO Energy, Inc.....................  5,256       269,961
                                               ------------
                                              $ 7,551,451
                                               ------------

ENTERTAINMENT & LEISURE - 2.8%
CBS Corp. - Class B.................  6,725   $   183,256
Hasbro, Inc.........................  6,400       163,712
Mattel, Inc.........................  7,215       137,374
Walt Disney Co. (The)............... 39,125     1,262,955
                                               -----------
                                              $ 1,609,923
                                               ------------


FOOD, BEVERAGE & TOBACCO - 5.3%
Altria Group, Inc................... 19,325   $ 1,460,584
Coca-Cola Enterprises, Inc..........  7,545       196,396
General Mills, Inc..................  6,525       371,925
Molson Coors Brewing Co. - Class B..  2,170       112,015
Pepsi Bottling Group, Inc...........  5,540       218,608
PepsiCo, Inc........................  3,575       271,343
Reynolds American, Inc..............  4,190       276,372
Tyson Foods, Inc....................  7,875       120,724
                                               ------------
                                              $ 3,027,967
                                               ------------


HEALTH CARE EQUIPMENT & SERVICES - 4.9%
Aetna, Inc..........................  9,695   $   559,692
AmerisourceBergen Corp..............  7,240       324,859
Cigna Corp..........................  6,460       347,096
Coventry Health Care, Inc.*.........  4,980       295,065
Humana, Inc.*.......................  3,665       276,011
Laboratory Corp of America Holdings*  4,520       341,396
UnitedHealth Group, Inc.............  9,431       548,884
Zimmer Holdings, Inc.*..............  2,400       158,760
                                               ------------
                                               $2,851,763
                                               ------------

HOTELS, RESTAURANTS & LEISURE - 1.5%
McDonald's Corp..................... 14,590    $  859,497
                                               ------------



INSURANCE - 10.9%
ACE, Ltd............................  3,460   $   213,759
AFLAC, Inc..........................  4,600       288,098
Allstate Corp. (The)................  7,700       402,171
Chubb Corp..........................  7,395       403,619
Hartford Financial Services
 Group, Inc. .......................  6,955       606,407
Lincoln National Corp...............  6,205       361,255
MetLife, Inc........................ 18,985     1,169,856
Progressive Corp.................... 38,535       738,331
Torchmark Corp......................  3,365       203,683
Travelers Cos., Inc. (The)..........  9,550       513,790
Unum Group..........................  6,960       165,478
WellPoint, Inc.*.................... 13,350     1,171,196
XL Capital, Ltd. - Class A..........  1,185        59,617
                                               ------------
                                              $ 6,297,360
                                               ------------


MATERIALS - 2.6%
Allegheny Technologies, Inc.........  1,650   $    142,560
Nucor Corp..........................  7,495        443,854
Precision Castparts Corp............  6,375        884,212
                                               ------------
                                              $  1,470,626
                                               ------------


MEDIA - 0.6%
McGraw-Hill Companies, Inc. (The)...  2,955   $   129,459
Omnicom Group, Inc..................  3,910       185,842
                                               -----------
                                              $   315,301
                                               ------------


METALS - 0.4%
Freeport-McMoRan Copper & Gold,
 Inc................................  2,100   $   215,124
                                               ------------



OFFICE ELECTRONICS - 0.5%
Xerox Corp.......................... 16,455   $   266,406
                                               ------------


PHARMACEUTICALS & BIOTECHNOLOGY - 5.6%
Gilead Sciences, Inc.*..............  8,050   $   370,380
Johnson & Johnson, Inc.............. 12,510       834,417
King Pharmaceuticals, Inc.*......... 12,520       128,205
Merck & Co., Inc....................  6,890       400,378
Pfizer, Inc......................... 66,475     1,510,977
                                               ------------
                                               $3,244,357
                                               ------------


REAL ESTATE - 0.7%
CB Richard Ellis Group Inc. -
 Class A*........................... 19,660    $  423,673
                                               ------------


RETAILING - 1.8%
Autozone, Inc.*.....................  3,045    $  365,126
RadioShack Corp.....................  2,820        47,545
Sherwin-Williams Co.................  5,045       292,812
SUPERVALU, Inc......................  8,800       330,176
                                               ------------
                                               $1,035,659
                                               ------------



SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.9%
Applied Materials, Inc.............. 34,385    $  610,677
Intel Corp.......................... 21,000       559,860
Novellus Systems, Inc. *............ 11,080       305,476
Nvidia Corp.*....................... 22,300       758,646
                                               ------------
                                               $2,234,659
                                               ------------


SOFTWARE & SERVICES - 4.6%
BMC Software, Inc.*.................  9,585    $  341,610
Computer Sciences Corp.*............  2,185       108,092
Compuware Corp.*.................... 16,955       150,560
EMC Corp.*.......................... 14,980       277,579
Google Inc. - Class A*..............    410       283,507
Microsoft Corp...................... 22,305       794,058
Oracle Corp.*....................... 31,135       703,028
                                               ------------
                                               $2,658,434
                                               ------------


TELECOMMUNICATION SERVICES - 3.9%
AT&T, Inc........................... 49,485    $2,056,597
CenturyTel, Inc.....................  4,325       179,314
                                               ------------
                                               $2,235,911
                                               ------------


TRANSPORTATION - 0.5%
Boeing Co. (The)....................  3,490    $  305,235
                                               ------------

TRAVEL - 0.2%
Expedia, Inc.*......................  3,750    $  118,575
                                               ------------



UTILITIES - 2.8%
Entergy Corp........................ 10,275    $1,228,068
Exelon Corp.........................  4,478       365,584
                                               ------------
                                               $1,593,652
                                               ------------


TOTAL EQUITY INTERESTS--99.8%
  (identified cost, 48,924,729)               $57,642,532

OTHER ASSETS, LESS LIABILITIES - 0.2%             107,238
                                               ------------
NET ASSETS - 100%                             $57,749,770
                                              =============






 * Non-income producing security.
See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------



                 STATEMENT OF ASSETS AND LIABILITIES

                           December 31, 2007
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
  (identified cost $48,924,729) (Note 1A).     $ 57,642,532
  Cash....................................           19,739
  Receivable for fund shares sold.........           36,699
  Dividends receivable....................          104,052
  Other assets............................            7,219
                                               ------------
  Total assets............................     $ 57,810,241
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     18,028
  Payable to affiliate for Trustees' fees.               39
  Payable to affiliate for distribution fees          5,192
  Investment adviser fee payable..........            2,059
  Accrued expenses and other liabilities..           35,153
                                               ------------
  Total liabilities.......................     $     60,471
                                               ------------
NET ASSETS................................     $ 57,749,770
                                               =============



NET ASSETS CONSIST OF:
  Paid-in capital.........................     $ 64,326,620
  Accumulated net realized loss on investments
   and foreign currency (computed on the basis
   of identified cost)....................     (15,313,920)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     8,717,803
  Accumulated undistributed net investment
   income.................................           19,267
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 57,749,770
                                               =============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        3,978,212
                                               =============

  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      14.52
                                              ==============




                     STATEMENT OF OPERATIONS

                   Year Ended December 31, 2007
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income.........................     $  1,136,969
                                               ------------

Expenses -
  Investment adviser fee (Note 2).........     $    362,566
  Administrator fee (Note 2)..............           72,498
  Compensation of Trustees who are not employees
   of the investment adviser or administrator        13,000
  Custodian fee (Note 1D).................           69,968
  Distribution expenses (Note 3)..........          151,037
  Transfer and dividend disbursing agent fees        24,001
  Printing................................            2,695
  Interest expense........................            9,783
  Shareholder communications..............              800
  Audit services..........................           29,082
  Legal services..........................            8,729
  Registration costs......................           17,665
  Miscellaneous ..........................            9,002
                                               ------------
  Total expenses..........................     $    770,826
                                               ------------

Deduct -
  Reduction of distribution expenses
   by principal underwriter...............     $   (12,880)
  Reduction of custodian fee..............          (2,932)
                                               ------------
  Total deductions........................     $   (15,812)
                                               ------------
  Net expenses............................     $    755,014
                                               ------------
  Net investment income...................     $    381,955
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  5,221,457
  Change in unrealized depreciation on
   investments............................      (1,973,444)
                                               ------------

  Net realized and unrealized gain on
   investments............................     $  3,248,013
                                               ------------

  Net increase in net assets from operations   $  3,629,968
                                               =============


See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUNd (WMBC)
-----------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,

                                                                                   ---------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2007                  2006
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $     381,955          $    312,895
     Net realized gain on investments...........................................         5,221,457             9,867,709
     Change in unrealized depreciation on investments...........................       (1,973,444)           (3,314,951)
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $   3,629,968          $  6,865,653
                                                                                     --------------         --------------
   Distributions to shareholders (Note 1F) -
     From net investment income.................................................     $   (362,113)          $   (314,151)
                                                                                     --------------         --------------
       Total distributions......................................................     $   (362,113)          $   (314,151)
                                                                                     --------------         --------------
   Decrease in net assets from fund share transactions (Note 4).................     $ (8,794,028)          $(10,017,143)
                                                                                     --------------         --------------
   Net decrease in net assets...................................................     $ (5,526,173)          $(3,465,641)

NET ASSETS:

   At beginning of year.........................................................        63,275,943            66,741,584
                                                                                     --------------         --------------
   At end of year...............................................................     $  57,749,770          $ 63,275,943
                                                                                     ==============         ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $      19,267          $      13,395
                                                                                     ==============         ==============

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                                                             ------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2007(3)       2006(3)       2005         2004       2003(3)
--------------------------------------------------------------------------------------------------------------------------------



Net asset value, beginning of year..........                  $ 13.790     $  12.420    $  11.780    $  10.530     $  8.570
                                                              ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment income (loss)...........                  $  0.091     $   0.062(1) $   0.077(1) $   0.053(1)  $ 0.029(1)
     Net realized and unrealized gain (loss)                     0.728         1.374        0.651        1.247       1.958
                                                              ---------    ---------    ---------    ---------     ---------
         Total income (loss)
         from investment operations.........                  $  0.819     $   1.436    $   0.728    $   1.300     $  1.987
                                                              ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS:
     Dividends from investment income.......                  $ (0.089)    $  (0.066)   $  (0.088)   $  (0.050)    $ (0.027)
                                                              ---------    ---------    ---------    ---------     ---------
         Total distributions................                  $ (0.089)    $  (0.066)   $  (0.088)   $  (0.050)    $ (0.027)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                  $ 14.520     $  13.790    $  12.420    $  11.780     $ 10.530
                                                              =========    =========    =========    =========     =========

TOTAL RETURN(2).............................                     5.96%        11.57%        6.20%       12.36%       23.20%

RATIOS/SUPPLEMENTAL DATA(1):
     Net assets, end of year (000 omitted)..                  $  57,750    $  63,276    $  66,742    $  65,503     $ 71,539
     Ratios (As a percentage of average daily net assets):
      Net expenses..........................                     1.26%         1.26%        1.26%        1.25%        1.25%
      Net expenses after custodian fee reduction(4)              1.25%         1.25%        1.25%        1.25%        1.25%
      Interest expense......................                     0.02%         --           --            --            --
      Net investment income (loss)..........                     0.63%         0.48%        0.66%        0.49%        0.31%
     Portfolio turnover rate................                       55%           97%          82%          74%         143%

--------------------------------------------------------------------------------------------------------------------------------


(1)For the years ended December 31, 2007, 2006, 2005, 2004 and 2003, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2007          2006         2005         2004         2003
                                                           ---------------------------------------------------------------------

     Net investment income per share........                  $  0.088     $   0.062    $   0.077    $   0.050     $  0.024
                                                              =========    =========    =========    =========     =========
     Ratios (As a percentage of average net assets):

       Expenses.............................                     1.28%         1.28%        1.26%        1.28%        1.31%
                                                              =========    =========    =========    =========     =========

       Expenses after custodian fee reduction                    1.27%         1.27%        1.25%        1.28%        1.31%
                                                              =========    =========    =========    =========     =========
       Interest expense.....................                     0.02%        --           --            --          --
                                                              =========    =========    =========    =========     =========
       Net investment income................                     0.61%         0.46%        0.66%        0.46%        0.26%
                                                              =========    =========    =========    =========     =========


--------------------------------------------------------------------------------------------------------------------------------


(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(3)Certain per share amounts are based on average shares outstanding.

(4)Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any.

See notes to financial statements


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2007

                                      Shares       Value


           Equity Interests - 97.8%

AUSTRALIA - 4.0%
BHP Billiton Ltd....................  38,143   $  1,344,347
BlueScope Steel Ltd.................  58,224        493,343
Caltex Australia, Ltd...............  25,091        426,743
Centro Properties Group.............  40,018         35,489
QBE Insurance Group Ltd............. 134,423      3,935,125
Westfield Group.....................  62,389      1,150,394
                                               ------------
                                               $  7,385,441
                                               ------------

AUSTRIA - 1.1%
Andritz AG..........................   9,668   $    585,900
Voestalpine AG......................  19,731      1,426,519
                                               ------------
                                               $  2,012,419
                                               ------------

BELGIUM - 1.3%
Colruyt SA..........................   1,952   $   459,567
Fortis..............................  71,901     1,893,263
                                               ------------
                                               $ 2,352,830
                                               ------------

CANADA - 6.8%
Canadian Imperial Bank of
  Commerce (1)......................  17,113   $ 1,223,286
CGI Group, Inc. - Class A*..........  77,463       909,667
Encana Corp.........................  34,286     2,344,906
Husky Energy, Inc. (1)..............  64,337     2,906,719
Jean Coutu Group, Inc. - Class A (1)  77,708       879,476
Methanex Corp. (1)..................  43,027     1,201,504
Petro-Canada........................  14,383       776,022
Potash Corp. of Saskatchewan, Inc...   8,330     1,211,076
Power Financial Corp. (1)...........  23,056       952,422
                                               ------------
                                               $12,405,078
                                               ------------

DENMARK - 2.9%
Danske Bank Aq (Stammaktie).........  56,742   $ 2,222,373
Novo Nordisk A/S Series B...........  27,558     1,810,165
Topdanmark A/S* (1).................   9,434     1,357,743
                                               ------------
                                               $ 5,390,281
                                               ------------

FINLAND - 1.6%
Nokia OYJ...........................  56,289   $ 2,182,526
Rautaruukki Oyj.....................  16,419       711,760
                                               ------------
                                               $ 2,894,286
                                               ------------

FRANCE - 9.2%
AXA (Actions Ordinaires)............  14,104   $   564,802
BNP Paribas.........................  27,305     2,962,958
Carrefour SA........................  11,605       904,176
Casino Guichard - Perrachon SA......   9,695     1,054,447
Compagnie de Saint-Gobain...........   1,930       181,975
Compagnie Generale des
Establissments Micheli..............   2,955       339,148
PPR.................................   3,829       615,801
Sanofi-Aventis......................  11,814     1,087,832
Schneider Electric SA...............   5,338       723,314
Societe Generale de France
 (Actions Ord.).....................  15,614     2,258,419
Total SA............................  23,048     1,915,020
Unibail-Rodamco.....................  11,505     2,521,788
Vallourec SA........................   6,816     1,845,082
                                               ------------
                                               $16,974,762
                                               ------------

GERMANY - 10.3%
Allianz Ag Holding (Namensaktie)....   2,599   $   562,191
BASF AG (Stammaktie)................  23,898     3,543,273
Celesio AG..........................   7,610       472,864
Continental AG (Stammaktie).........  11,641     1,514,586
Daimler AG..........................   8,401       816,798
Deutsche Bank AG (Stammaktie).......   6,319       825,939
E.On AG (Stammaktie)................  29,959     6,377,070
MAN AG..............................  10,838     1,803,241
Porsche AG (Preferred Stock)........     553     1,120,511
ThyssenKrupp AG (1).................  24,445     1,370,622
Volkswagen AG.......................   1,816       414,458
                                               ------------
                                               $18,821,553
                                               ------------

HONG KONG - 3.3%
CLP Holdings Ltd. (Ordinary)........ 510,500   $ 3,486,306
Sun Hung Kai Properties Ltd......... 123,000     2,612,256
                                               ------------
                                               $ 6,098,562
                                               ------------

IRELAND - 0.5%
Allied Irish Banks PLC..............  39,186   $   897,821
                                               ------------

ITALY - 4.0%
Eni S.p.A (Azioni Ordinarie)........ 157,729   $ 5,776,724
Intesa Sanpaolo..................... 192,508     1,522,679
                                               ------------
                                               $ 7,299,403
                                               ------------

JAPAN - 16.3%
Asahi Breweries, Ltd. (1)...........  11,300   $   191,376
Astellas Pharma, Inc................  26,500     1,155,216
Canon, Inc. (1).....................  25,150     1,170,658
Daido Steel Co., Ltd................  39,000       292,897
Hitachi High-Technologies Corp......  14,500       317,348
Kawasaki Kisen Kaisha Ltd. (1)...... 125,000     1,228,573
Kddi Corp...........................      50       372,376
Kobe Steel, Ltd..................... 211,000       687,499
Makita Corp.........................   9,000       381,865
Mitsubishi Corp.....................  28,600       783,386
Mitsui OSK Lines, Ltd............... 214,000     2,731,630
Nintendo Company Ltd................   5,000     2,994,226
Nippon Steel Corp................... 438,000     2,713,118
Nippon Yusen Kabushiki Kaisha....... 191,000     1,518,221
Nissan Motor Co., Ltd............... 119,900     1,320,118
Nisshin Steel Co., Ltd.............. 305,000     1,072,954
OKUMA Corp..........................  30,000       323,323
Sumitomo Corp....................... 101,400     1,440,467
Sumitomo Metal Industries, Ltd...... 312,000     1,449,474
TDK Corp............................  11,600       863,913
Tokai Rika Co., Ltd.................  15,100       473,079
Toyota Boshoku Corp.................  61,200     1,988,596
Toyota Motor Corp...................  49,800     2,692,494
Yamaha Motor Co., Ltd. (1)..........  74,500     1,803,898
                                               ------------
                                               $29,966,705
                                               ------------

NETHERLANDS - 4.2%
Heineken NV.........................  18,507   $ 1,196,512
ING Groep NV  ADR (Aandeel)......... 104,444     4,084,788
Koninklijke Philips
  Electronics N.V. (Aandeel)........  54,993     2,373,483
                                               ------------
                                               $ 7,654,783
                                               ------------

NEW ZEALAND - 0.2%
Fletcher Building Limited...........  41,122   $   363,922
                                               ------------

NORWAY - 2.8%
Norsk Hydro ASA (Ordinaere Aksje)...  26,624   $   380,493
Schibsted ASA.......................  22,040       955,905
Tandberg ASA........................  20,738       433,486
Telenor Group ASA................... 126,301     3,018,049
Yara International ASA..............   7,577       350,952
                                               ------------
                                               $ 5,138,885
                                               ------------

PORTUGAL - 0.2%
Energias de Portugal SA.............  56,038   $   366,229
                                               ------------

SINGAPORE - 1.2%
Cosco Corp. (Singapore), Ltd........  31,000   $   124,478
Overseas Chinese Town Group Corp.... 181,000     1,042,405
Singapore Petroleum Co., Ltd. (1)... 109,000       573,226
Singapore Telecommunications, Ltd... 175,000       486,297
                                               ------------
                                               $ 2,226,406
                                               ------------

SPAIN - 3.5%
Acciona SA..........................   2,341   $   742,204
ACS, Actividades de Construccion
 y Servicios SA.....................  29,675     1,763,655
Promotora de Informaciones SA.......   3,139        58,928
Repsol YPF SA (Accion)..............  40,381     1,439,372
Telefonica SA.......................  73,251     2,379,687
                                               ------------
                                               $ 6,383,846
                                               ------------

SWEDEN - 4.3%
Kungsleden AB.......................  17,749   $   197,724
Nordea Bank AB...................... 182,100     3,042,889
Scania AB Class B...................  42,711     1,017,684
TeliaSonera AB...................... 362,313     3,391,499
Volvo AB............................  17,324       290,824
                                               ------------
                                               $ 7,940,620
                                               ------------

SWITZERLAND - 3.4%
Credit Suisse Group.................  17,867   $ 1,074,719
Rieter Holdigs AG...................     555       245,109
Swatch Group AG.....................   4,007     1,207,781
Zurich Financial Services
 (Inhaberaktie).....................  12,468     3,661,714
                                               ------------
                                               $ 6,189,323
                                               ------------

UNITED KINGDOM - 16.7%
Anglo American PLC (Ordinary).......  28,720   $ 1,760,837
AstraZeneca PLC.....................  21,630       931,747
Barclays PLC (Ordinary)............. 439,024     4,404,564
Barratt Developments PLC............ 101,064       916,366
Bellway PLC (Ordinary)..............  35,619       590,978
BHP Billiton PLC ...................  46,625     1,434,869
British Airways PLC *...............  82,128       506,392
Centrica PLC........................ 419,803     2,997,930
Hammerson PLC.......................  15,332       312,829
Legal & General Group (Ordinary).... 482,077     1,253,267
Man Group PLC....................... 345,027     3,907,954
Next PLC............................  12,576       406,549
Persimmon PLC (Ordinary)............ 113,210     1,802,847
Rio Tinto PLC.......................  10,339     1,094,282
Royal Bank of Scotland
  Group PLC (Ordinary)..............  24,555       217,024
Royal Dutch Shell PLC...............  93,401     3,885,813
Travis Perkins PLC..................  47,104     1,128,933
Unilever PLC........................  83,755     3,151,060
                                               ------------
                                               $30,704,241
                                               ------------

TOTAL EQUITY INTERESTS-- 97.8%
   (identified cost, $160,144,463)            $179,467,396
                                               ------------

SHORT-TERM INVESTMENTS - 7.2%

State Street Navigator Securities
  Lending Prime Portfolio(2)                  $ 13,258,575
                                               ------------

TOTAL SHORT-TERM INVESTMENTS-- 7.2%
   (identified cost, 13,258,575)              $ 13,258,575
                                               ------------
TOTAL INVESTMENTS-- 105.0%
   (identified cost, $173,403,038)            $192,725,971

OTHER ASSETS, LESS LIABILITIES -- (5.0)%       (9,118,045)
                                               ------------

NET ASSETS -- 100%                             $183,607,926
                                               =============



* Non-income producing security;
(1)All or a portion on these securities were on loan at December 31, 2007;
(2)The amount invested in State Street Navigator Securities Lending Prime Portfolio represents cash collateral received for securities on loan as of December 31,2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Fund to repay collateral amounts upon the return of loaned securities.



                        TOP HOLDINGS BY INDUSTRY
                    -----------------------------------
                     % of net assets at 12/31/07

            Materials....13.3%         Banks.......13.9%
            Energy.......11.1%         Other.......61.7%

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------

                   STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 2007
------------------------------------------------------------------------------


ASSETS:
  Investments, at value including $12,622,867 of
   securities loaned (identified cost $173,403,038)
   (Note 1A)..............................     $192,725,971
  Cash....................................        5,220,624
  Receivable for investments sold.........        1,065,926
  Receivable for fund shares sold.........          145,233
  Dividends receivable....................          750,883
  Receivable for securities lending.......            4,873
  Tax reclaims receivable.................          199,525
  Other assets............................            8,300
                                               ------------
    Total assets..........................     $200,121,335
                                               ------------


LIABILITIES:
  Payable for investments purchased.......     $  2,680,658
  Payable for fund shares reacquired......          411,469
  Collateral for securities loaned........       13,258,575
  Payable to affiliate for Trustees' fees.               35
  Foreign currency overdraft, at value
   (cost $74,325) (Note 1)................           49,685
  Accrued expenses and other liabilities..          112,987
                                               ------------
    Total liabilities.....................     $ 16,513,409
                                               ------------
NET ASSETS................................     $183,607,926
                                              ==============


NET ASSETS CONSIST OF:
  Paid-in capital.........................     $161,317,435
  Accumulated undistributed net realized gain on
   investments and foreign currency (computed on
   the basis of identified cost)..........        2,900,613
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    19,389,878
                                               ------------
   Net assets applicable to outstanding shares $183,607,926
                                               =============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        8,171,288
                                               =============

  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      22.47
                                               =============

                STATEMENT OF OPERATIONS

             Year Ended December 31, 2007
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income.........................     $  8,212,314
  Miscellaneous Income....................           17,935
  Income from security lending............            4,873
  Less: Foreign taxes.....................        (766,868)
                                               ------------
  Investment income.......................     $  7,468,254
                                               ------------


Expenses -
  Investment adviser fee (Note 2).........     $  1,790,901
  Administrator fee (Note 2)..............          259,000
  Compensation of Trustees who are not employees
   of the investment adviser or administrator        13,000
  Custodian fee (Note 1D).................          421,913
  Distribution expenses (Note 3)..........          567,848
  Transfer and dividend disbursing agent fees        60,120
  Printing................................           25,476
  Interest expense........................          147,987
  Shareholder communications..............            8,383
  Audit services..........................           33,172
  Legal services..........................            9,800
  Registration costs......................           21,389
  Miscellaneous ..........................           22,059
                                               ------------
  Total expenses..........................     $  3,381,048
                                               ------------

Deduct -
  Reduction of custodian fee..............     $   (55,043)
                                               ------------
    Total deductions......................     $   (55,043)
                                               ------------
   Net expenses...........................     $  3,326,005
                                               ------------
   Net investment income..................     $  4,142,249
                                               ------------


 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain -
   Investment transactions
      (identified cost basis).............     $ 32,489,277
   Foreign currency transactions..........         (88,304)
                                               ------------
  Net realized gain.......................     $ 32,400,973
                                               ------------
Change in unrealized depreciation on
   Investments (identified cost basis)....     (25,233,170)
   Foreign currency.......................           56,765
                                               ------------
  Net unrealized loss.....................     $(25,176,405)
                                               ------------

  Net realized and unrealized gain
   on investments.........................     $  7,224,568
                                               ------------

  Net increase in net assets from operations   $ 11,366,817
                                              ==============



See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,

                                                                                   -----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2007                  2006
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $   4,142,249          $  2,161,397
     Net realized gain on investment and foreign currency transactions..........        32,400,973            12,241,322
     Change in unrealized appreciation (depreciation) on investments
       and translation of assets and liabilities in foreign currencies...........     (25,176,405)            28,024,106
                                                                                     ---------------        ---------------
       Net increase in net assets resulting from operations.....................     $  11,366,817          $ 42,426,825
                                                                                     ---------------        ---------------
   Distributions to shareholders (Note 1F) -
     From net investment income.................................................     $ (4,294,177)          $ (2,603,140)
     From net realized gain.....................................................       (8,544,757)              (227,144)
                                                                                     ---------------        ---------------

       Total distributions......................................................     $(12,838,934)          $ (2,830,284)
                                                                                     ---------------        ---------------

   Net increase (decrease) in net assets from fund share transactions (Note 4) .     $(33,121,129)          $ 68,707,253
                                                                                     ---------------        ---------------
   Net increase (decrease) in net assets........................................     $(34,593,246)          $108,303,794

NET ASSETS:

   At beginning of year.........................................................       218,201,172           109,897,378
                                                                                     ---------------        --------------
   At end of year...............................................................     $ 183,607,926          $218,201,172
                                                                                     ===============        ===============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF YEAR..................................................................     $        --            $     55,481
                                                                                     ===============        ===============

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
------------------------------------------------------------------------------



                                                                           Year Ended December 31,
                                                             -------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2007(1)       2006(1)     2005 (1)       2004       2003(1)
--------------------------------------------------------------------------------------------------------------------------------



Net asset value, beginning of year..........                    $22.830      $18.060      $15.070      $12.890     $ 9.840
                                                              ---------     ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income..................                    $ 0.434      $ 0.255      $ 0.129      $ 0.128     $ 0.073
     Net realized and unrealized gain.......                      0.755        4.859        3.028        2.140       3.044
                                                              ---------     ---------    ---------    ---------    ---------
         Total income
            from investment operations......                    $ 1.189      $ 5.114      $ 3.157      $ 2.268     $ 3.117
                                                              ---------     ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS:
     Distributions from investment income...                   $ (0.491)    $ (0.320)    $ (0.167)    $ (0.088)   $ (0.067)
     Distributions from capital gains.......                     (1.058)      (0.024)       -            -           -
                                                              ---------     ---------    ---------    ---------    ---------
         Total distributions................                   $ (1.549)    $ (0.344)    $ (0.167)     $(0.088)   $ (0.067)
                                                              ---------     ---------    ---------    ---------    ---------

Net asset value, end of year................                    $22.470      $22.830      $18.060      $15.070     $12.890
                                                              =========     =========    =========    =========    =========

TOTAL RETURN(2) ............................                      5.50%       28.49%       21.13%       17.71%      31.96%

RATIOS/SUPPLEMENTAL DATA

     Net assets, end of year (000 omitted)..                   $183,608     $218,201      $109,897     $ 62,266    $ 54,586
     Ratios (As a percentage of average daily net assets):
      Net expenses..........................                     1.49%         1.46%        1.66%        1.72%        1.80%
      Net expenses after custodian fee reduction                 1.47%         1.37%        1.62%        1.71%        1.80%
      Interest expense......................                     0.07%          --           --           --           --
      Net investment income.................                     1.82%         1.26%        0.81%        0.97%        0.81%
     Portfolio turnover rate  ..............                      138%          116%          99%         121%          77%

--------------------------------------------------------------------------------------------------------------------------------

(1)Certain per share amounts are based on average shares outstanding.

(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

       The Wright Managed Equity Trust (the Trust), issuer of Wright Select Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end, management investment company. The Funds seek to provide total return consisting of price appreciation and current income.

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ Global or Global Select Market are generally valued at the NASDAQ official closing price, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and discount.

D. Expense Reduction - State Street Bank & Trust Company (SSBT) serves as custodian to the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2007, WMBC, for federal income tax purposes, had capital loss carryovers of $14,968,848 which will reduce the Funds' taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

         12/31
--------------------------------------------------------------------

         2010           $12,738,080
         2011             2,230,768
--------------------------------------------------------------------


     At December 31, 2007, net capital losses of $343,585 for WMBC, attributable to security transactions incurred after October 31, 2007, were treated as arising on the first day of the Fund's current taxable year ending 12/31/08.

     In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes
     - an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders - The Trust's policy is to distribute quarterly substantially all of the net investment income of WSBC and WMBC and to distribute annually the net investment income of WIBC. Net realized capital gains will be distributed at least annually. Distributions are paid in the form of additional shares of the Fund or at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are classified to paid-in capital.

      During the year ended December 31, 2007, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                               Accumulated     Undistributed
                            Undistributed Net       Net
               Paid-In        Realized Gain     Investment
               Capital       on Investments       Income
-------------------------------------------------------------------------------

WSBC        $1,917,507       ($1,975,021)       $   57,514
WMBC             (348)             14,318         (13,970)
WIBC        21,368,421       (21,464,868)           96,447
-------------------------------------------------------------------------------


     The tax character of distributions paid for the year ended December 31, 2007 and December 31, 2006 was as follows:

Year Ended 12/31/07               WSBC        WMBC        WIBC
-------------------------------------------------------------------------------

Distributions declared from:
   Long-term capital gains      $5,034,405      -       $8,544,757
   Ordinary income                  33,344  362,113      4,294,177
-------------------------------------------------------------------------------


Year Ended 12/31/06               WSBC        WMBC        WIBC
-------------------------------------------------------------------------------

Distributions declared from:
   Ordinary income                -        $314,151    $2,603,140
   Capital gains               $4,229,388      -          227,144
-------------------------------------------------------------------------------


     As of December 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                  WSBC        WMBC        WIBC
-------------------------------------------------------------------------------

Undistributed income           $  115,945 $    19,267    $   -
Undistributed gain              1,747,365         -      4,309,699
Capital loss carryforwards             - (14,968,848)        -
Unrealized appreciation         3,358,849   8,716,316   17,983,790
Other temporary differences            -    (343,585)        -
-------------------------------------------------------------------------------


     The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and post October losses.

G. Other - Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to an Investment Advisory Contract. Wright furnishes the Funds with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2007, the effective annual rate was 0.79% for WIBC and 0.60% for WSBC and WMBC. Under a written agreement in effect through April 30, 2008, Wright has agreed to waive a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any, for both WSBC and WMBC. Pursuant to this agreement, Wright waived adviser fees of $43,860 on behalf of WSBC. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2007, the effective rate was 0.12% for WSBC and WMBC, and 0.11% for WIBC. An affiliate of Wright also received distribution and service fees (See
Note 3).

      Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3) DISTRIBUTION EXPENSES

      The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal

Underwriter), a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, an annual rate of 0.25% of each fund's average daily net assets for activities primarily intended to result in the sale of each fund's shares. Under a written agreement in effect through April 30, 2008, Wright has agreed to waive a portion of its distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any, for both WSBC and WMBC. Pursuant to this agreement, the principal underwriter made a reduction of its fees of $67,750 and $12,880 on behalf of WSBC and WMBC. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The combined amount of service fee payable under the Service Plan and Rule 12b-1 distribution may not exceed 0.25% annually of the average daily net assets of a Funds. For the year ended December 31, 2007, the funds did not accrue or pay any service fees.

(4) SHARES OF BENEFICIAL INTEREST

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                     Year Ended                        Year Ended
                                                                  December 31, 2007                 December 31, 2006
                                                                  -----------------                 -----------------
                                                              Shares            Amount          Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip Equities Fund

   Sold...................................................      131,958   $    1,665,341        536,776     $   6,889,335
   Issued to shareholders in payment of distributions declared  401,088        4,525,042        297,905         3,759,968
   Redemptions............................................  (1,501,608)     (18,810,209)    (1,367,163)      (17,007,602)
                                                            ------------  ----------------   ------------   ----------------
     Net increase (decrease)..............................    (968,562)   $ (12,619,826)      (532,482)     $ (6,358,299)
                                                            ============  ================   ============   ================

Wright Major Blue Chip Equities Fund

   Sold..................................................       393,484   $    5,670,384         600,054    $   7,758,465
   Issued to shareholders in payment of distributions declared   21,159          299,544          18,825          257,085
   Redemptions............................................  (4,023,623)     (14,763,956)     (1,403,539)     (18,032,693)
                                                            ------------  ----------------   ------------   ----------------
     Net decrease.........................................    (608,980)   $  (8,794,028)       (784,660)    $(10,017,143)
                                                            ============  ================   ============   ================

Wright International Blue Chip Equities Fund

   Sold...................................................    4,830,446   $  115,578,462       6,330,093    $?126,455,231
   Issued to shareholders in payment of distributions declared  504,859       11,019,992         109,592        2,341,138
   Redemptions............................................  (6,722,679)    (159,773,243)     (2,964,763)     (60,089,116)
   Redemption fees........................................       -               53,660           -                 -
                                                            ------------  ----------------   ------------   ----------------
     Net increase (decrease)..............................  (1,387,374)   $ (33,121,129)       3,474,922    $   68,707,253
                                                            ===========   ================   ============   =================


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term obligations were as follows:
                          Year Ended December 31, 2007
------------------------------------------------------------------------------
                     WSBC        WMBC        WIBC
------------------------------------------------------------------------------

   Purchases       $18,270,198   $33,351,856   $312,041,145
                  ============  ============   ============

   Sales           $35,597,477   $42,298,284   $354,460,949
                  ============  ============   ============

Purchases and sales of affiliated investments:

   Purchases       $   131,911         -         -
                  ============  ============   ============

   Sales           $   295,702         -           -
                  ============  ============   ============

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2007, as computed on a federal income tax basis, are as follows:

                                      WSBC        WMBC          WIBC
-----------------------------------------------------------------------------

Aggregate Cost                   $20,539,228     $48,926,216   $174,809,126
                                 ===========     ===========   ===========

 Gross unrealized appreciation   $ 5,264,339     $11,025,210   $ 27,216,626
 Gross unrealized depreciation   (1,905,490)     (2,308,894)    (9,299,781)
                                 -----------     -----------    -----------
 Net unrealized appreciation
  (depreciation)                 $ 3,358,849      $8,716,316    $17,916,845
                                 ===========     ===========   ============



The net unrealized appreciation on foreign currency for WIBC is $66,945 at December 31, 2007 .

(7)  LINE OF CREDIT

     The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. At December 31, 2007, there were no outstanding balances pursuant to this line of credit.

     The average borrowings and average interest rate for the year ended December 31, 2007 are follows:

                                 WSBC        WMBC        WIBC
-------------------------------------------------------------------------------
 Average borrowing          $  213,317  $   129,310  $ 2,478,132
 Average interest rate              6%           6%           6%
-------------------------------------------------------------------------------

(8) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

    Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

(9) FINANCIAL INSTRUMENTS

      The Funds may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds did not have any open obligations under these financial instruments at December 31, 2007.

(10) SECURITY LENDING AGREEMENT

      The Wright International Blue Chip Fund has established a securities lending agreement with SSBT as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in State Street navigator securities lending Prime Portfolio. The Fund earns interest on the amount invested in State Street navigator securities lending Prime Portfolio, but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund amounted to $21,761 for the year ended December 31, 2007. At December 31, 2007, the value of the securities loaned and the value for the collateral amounted to $12,622,867 and $13,258,575, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

(11)     RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

      In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the  Trustees of Wright  Managed  Equity Trust and the  Shareholders  of
     Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund:

     We have audited the accompanying statements of assets and liabilities of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (collectively, the "Funds") (together comprising Wright Managed Equity Trust), including the portfolios of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Wright Managed Equity Trust as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     February 20, 2008

WRIGHT MANAGED EQUITY TRUST AS OF DECEMBER 31, 2007
-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding gains dividends, the status of the qualified dividend income for individuals and the foreign tax credit.

CAPITAL GAINS DIVIDENDS - Wright Selected Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designates $5,034,405 and $8,544,757, respectively, as capital gain dividend.

FOREIGN TAX CREDIT. The Wright International Blue Chip Equities Fund designates a foreign tax credit of $766,868 and recognizes foreign source income of $8,212,314.

QUALIFIED DIVIDEND INCOME. The Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate approximately $209,904, $811,053 and $6,446,294, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

DIVIDENDS RECEIVED DEDUCTION. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the fund's dividend distribution that qualifies under tax law. For the Wright Selected Blue Chip Equities Fund's and Wright Major Blue Chip Equities Fund's fiscal 2007 ordinary income dividends, 99.49% and 100%, respectively, qualifies for the corporate dividends received deduction.

WRIGHT TOTAL RETURN BOND FUND (WTRB)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2007

Face                                                                  Coupon        Maturity                       Current
Amount            Description                                          Rate           Date           Value          Yield
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (unaudited)

ASSET-BACKED SECURITIES - 1.4%
$    155,000      AEP Texas Central Transition Funding LLC             4.980%       07/01/13      $  156,268        5.0%
     180,000      PSE&G Transition Funding LLC, Series 2001-1 A7       6.750%       06/15/16         195,537        7.3%
                                                                                                   -----------
Total Asset-Backed Securities (identified cost, $195,739)                                         $  351,805
                                                                                                    ----------


COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.8%
$    220,000      Citigroup Commercial Mortgage Trust,
                     Series 2004-C2 A5                                 4.733%       10/15/41      $  216,329        4.7%
     285,000      CS First Boston Mortgage Securities Corp.,
                     Series 2003-C3 A5                                 3.936%       05/15/38         272,342        3.8%
     330,000      JP Morgan Chase Commercial Mortgage Securities Corp.,
                     Series 2004-C3 A5                                 4.878%       01/15/42         326,855        4.8%
     265,000      Lehman Brothers UBS, Series 2006-C6 A4               5.372%       09/15/39         266,404        5.4%
     270,000      Merrill Lynch Mortgage Trust, Series 2005-LC1 A4     5.291%       01/12/44         269,688        5.3%
     420,000      Merrill Lynch/Countrywide Commercial Mortgage Trust,
                     Series 2006-2 A4                                  5.910%       06/12/46         439,127        6.2%
     148,449      Salomon Brothers Mortgage Securities VII,
                     Series 2002-KEY2 A2                               4.467%       03/18/36         147,717        4.4%
                                                                                                  ------------
Total Commercial Mortgage-Backed Securities (identified cost, $1,909,218)                          $1,938,462
                                                                                                   ------------


NON-AGENCY MORTGAGE-BACKED SECURITIES - 1.1%
$    274,965      First Horizon Alternative Mortgage Securities,
                  Series 2005-AA10, 1A2                                5.714%        12/25/35     $   273,176       5.7%
                                                                                                  ------------

Total Non-Agency Mortgage-Backed Securities (identified cost, $274,965)                           $   273,176
                                                                                                  ------------



CORPORATE BONDS -23.0%

AEROSPACE - 0.5%
-----------------
$    115,000      Lockheed Martin Corp.                                8.200%        12/01/09     $   123,702        8.8%

 AUTOMOBILE - 0.5%
----------------
$    125,000      DaimlerChrysler North America Holding Co.            7.200%        09/01/09     $   128,948        7.4%

BANKS & MISCELLANEOUS FINANCIAL - 1.8%
--------------------------------------
$    235,000      HSBC Finance Corp.                                   6.375%        10/15/11     $   242,328        6.6%
     200,000      Royal Bank of Scotland Group PLC                     7.648%        08/29/49         206,919        7.9%

CABLE TV - 0.9%
---------------
$    100,000      Comcast Cable Communications Holdings                5.875%        02/15/18      $   99,887        5.9%
     125,000      Time Warner, Inc.                                    5.875%        11/15/16         124,444        5.8%

COMMUNICATIONS EQUIPMENT - 0.5%
-------------------------------
$    140,000      Harris Corp.                                         5.000%        10/01/15      $  132,432        4.7%

DIVERSIFIED FINANCIALS - 4.8%
-----------------------------
$    230,000      General Electric Capital Corp.                       5.875%        02/15/12      $  239,856        6.1%
     225,000      Genworth Global Funding Trusts                       5.200%        10/08/10         228,375        5.3%
     245,000      International Lease Finance Corp.                    5.875%        05/01/13         249,339        6.0%
     265,000      Lehman Brothers Holdings Capital Trust V             5.857%        11/29/49         236,403        5.2%
     235,000      National Rural Utilities Cooperative Finance Corp.   7.250%        03/01/12         254,848        7.9%

ELECTRIC UTILITIES - 1.9%
-------------------------
$    130,000      American Electric Power                              5.250%        06/01/15      $  126,429        5.1%
      90,000      Dominion Resources, Inc.                             6.300%        03/15/33          87,914        6.2%
     135,000      Exelon Corp.                                         4.900%        06/15/15         127,272        4.6%
     120,000      Spectra Energy Capital LLC                           7.500%        10/01/09         125,144        7.8%

FOOD  - RETAIL -0.5%
--------------------
$    120,000      Kellogg Co.                                          5.125%        12/03/12      $  121,135        5.2%

INFORMATION TECHNOLOGY - 1.9%
-----------------------------
$    235,000      Cisco Systems, Inc.                                  5.500%        02/22/16      $  239,377        5.6%
     220,000      Oracle Corp.                                         5.000%        01/15/11         223,065        5.1%

INSURANCE - 1.3%
-----------------
$    130,000      Fund American Cos., Inc.                             5.875%        05/15/13      $  130,429        5.9%
     200,000      St. Paul Travelers                                   5.500%        12/01/15         198,937        5.5%

MEDICAL - 1.9%
--------------
$    245,000      Bristol-Myers Squibb Co.                             5.875%        11/15/36      $  244,303        5.9%
     125,000      Hospira, Inc.                                        4.950%        06/15/09         125,438        5.0%
     115,000      WellPoint, Inc.                                      5.875%        06/15/17         115,991        5.9%

OIL & GAS - 2.5%
----------------
$    125,000      Canadian Natural Resources, Ltd.                     5.700%        05/15/17      $  124,462        5.7%
     120,000      EnCana Corp.                                         5.900%        12/01/17         122,986        6.0%
     125,000      Marathon Oil Corp.                                   6.000%        10/01/17         127,525        6.1%
     130,000      Oneok, Inc.                                          5.510%        02/16/08         129,914        5.5%
     115,000      Sempra Energy                                        6.000%        02/01/13         118,928        6.2%

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.8%
-----------------------------------------
$    165,000      Applied Materials, Inc.                              7.125%        10/15/17      $  187,944        8.1%

TELECOMMUNICATIONS - 2.7%
--------------------------
$    110,000      AT&T  Wireless Services, Inc.                        7.875%        03/01/11      $  119,210        8.5%
      70,000      British Telecom PLC                                  9.125%        12/15/30          92,913       12.1%
     120,000      Deutsche Telekom International Finance BV            8.000%        06/15/10         128,182        8.5%
     120,000      France Telecom SA                                    7.750%        03/01/11         129,069        8.3%
     175,000      Verizon Global Funding Corp.                         7.750%        12/01/30         205,845        9.1%

TRANSPORTATION - 0.5%
----------------------
$    125,000      Burlington Northern Santa Fe Corp.                   5.650%        05/01/17      $  124,497        5.6%
                                                                                                    ------------
Total Corporate Bonds (identified cost, $5,864,336)                                                $ 5,744,390
                                                                                                    ------------



GOVERNMENT INTERESTS - 64.7%

MORTGAGE-BACKED SECURITIES - 51.2%
----------------------------------
$    247,454      FHLMC Gold Pool #A32600                              5.500%        05/01/35    $   247,077        5.5%
     741,774      FHLMC Gold Pool #A35363                              5.000%        07/01/35        724,334        4.9%


      74,664      FHLMC Gold Pool #C01646                              6.000%        09/01/33         75,947        6.1%
      46,483      FHLMC Gold Pool #C27663                              7.000%        06/01/29         48,880        7.4%
     162,588      FHLMC Gold Pool #C47318                              7.000%        09/01/29        172,800        7.4%
     595,223      FHLMC Gold Pool #C55780                              6.000%        01/01/29        608,959        6.1%
     287,516      FHLMC Gold Pool #C91046                              6.500%        05/01/27        295,905        6.7%
     123,531      FHLMC Gold Pool #D66753                              6.000%        10/01/23        126,269        6.1%
      19,429      FHLMC Gold Pool #E00903                              7.000%        10/01/15         20,271        7.3%
     408,963      FHLMC Gold Pool #G01035                              6.000%        05/01/29        417,897        6.1%
     264,892      FHLMC Gold Pool #H10194                              6.000%        09/01/37        269,114        6.1%
     407,065      FHLMC Gold Pool #H19018                              6.500%        08/01/37        415,334        6.6%
     132,992      FHLMC Gold Pool #M30297                              4.000%        09/01/18        128,877        3.9%
     139,158      FHLMC Gold Pool #N30514                              5.500%        11/01/28        140,841        5.6%
     424,874      FHLMC Gold Pool #P00024                              7.000%        09/01/32        440,867        7.3%
      66,580      FHLMC Gold Pool #P50031                              7.000%        08/01/18         69,763        7.3%
      52,640      FHLMC Gold Pool #P50064                              7.000%        09/01/30         55,157        7.3%
     194,174      FHLMC Pool #1B1291                                   4.394%        11/01/33        193,498        4.4%
     610,638      FHLMC Pool #1G0233                                   5.000%        05/01/35        611,759        5.0%
     143,043      FHLMC Pool #781071                                   5.186%        11/01/33        143,351        5.2%
     115,029      FHLMC Pool #781804                                   5.068%        07/01/34        114,999        5.1%
      58,827      FHLMC Pool #781884                                   5.149%        08/01/34         58,933        5.2%
     137,310      FHLMC Pool #782862                                   5.006%        11/01/34        137,558        5.0%
     301,343      FHLMC Series 1983 Z                                  6.500%        12/15/23        311,174        6.7%
     346,623      FHLMC Series 2044 PE                                 6.500%        04/15/28        357,480        6.7%
     134,960      FNMA Pool #253057                                    8.000%        12/01/29        144,770        8.6%
     164,655      FNMA Pool #254232                                    6.500%        03/01/22        170,379        6.7%
      55,486      FNMA Pool #254845                                    4.000%        07/01/13         55,085        4.0%
      55,430      FNMA Pool #254863                                    4.000%        08/01/13         55,022        4.0%
     442,780      FNMA Pool #254904                                    5.500%        10/01/33        443,178        5.5%
     192,206      FNMA Pool #255958                                    5.000%        10/01/35        184,721        4.8%
      34,688      FNMA Pool #479477                                    6.000%        01/01/29         35,480        6.1%
      38,505      FNMA Pool #489357                                    6.500%        03/01/29         39,906        6.7%
      30,502      FNMA Pool #535332                                    8.500%        04/01/30         32,850        9.2%
     219,338      FNMA Pool #545407                                    5.500%        01/01/32        219,761        5.5%
      51,120      FNMA Pool #545782                                    7.000%        07/01/32         54,142        7.4%
      48,412      FNMA Pool #597396                                    6.500%        09/01/31         50,070        6.7%
     310,212      FNMA Pool #705118                                    4.922%        05/01/33        310,626        4.9%
     204,144      FNMA Pool #709423                                    4.516%        06/01/33        202,954        4.5%
     250,283      FNMA Pool #721618                                    5.000%        07/01/33        244,616        4.9%
      69,347      FNMA Pool #725866                                    4.500%        09/01/34         65,685        4.3%
     181,503      FNMA Pool #738630                                    5.500%        11/01/33        181,666        5.5%
     535,016      FNMA Pool #745467                                    5.801%        04/01/36        538,085        5.8%
     211,685      FNMA Pool #747529                                    4.500%        10/01/33        200,641        4.3%
     265,725      FNMA Pool #753189                                    4.000%        12/01/33        245,359        3.7%
     421,376      FNMA Pool #765218                                    4.000%        01/01/34        389,080        3.7%
     727,201      FNMA Pool #781893                                    4.500%        11/01/31        696,716        4.3%
     237,957      FNMA Pool #807804                                    5.500%        03/01/35        237,849        5.5%
      77,276      FNMA Pool #809888                                    4.500%        03/01/35         73,202        4.3%
     171,738      FNMA Pool #906455                                    5.996%        01/01/37        173,026        6.0%
     187,405      GNMA II Pool #2630                                   6.500%        08/20/28        194,600        6.7%
      57,021      GNMA II Pool #2671                                   6.000%        11/20/28         58,412        6.1%
       8,290      GNMA II Pool #2909                                   8.000%        04/20/30          8,944        8.6%
      21,149      GNMA II Pool #2972                                   7.500%        09/20/30         22,484        8.0%
       8,070      GNMA II Pool #2973                                   8.000%        09/20/30          8,706        8.6%


      83,137      GNMA II Pool #3095                                   6.500%        06/20/31         86,195        6.7%
     206,618      GNMA Pool #374892                                    7.000%        02/15/24        219,401        7.4%
      51,807      GNMA Pool #376400                                    6.500%        02/15/24         53,824        6.8%
      75,260      GNMA Pool #379982                                    7.000%        02/15/24         79,916        7.4%
     227,904      GNMA Pool #393347                                    7.500%        02/15/27        243,447        8.0%
      92,275      GNMA Pool #410081                                    8.000%        08/15/25         99,785        8.7%
      36,875      GNMA Pool #427199                                    7.000%        12/15/27         39,169        7.4%
      24,331      GNMA Pool #436214                                    6.500%        02/15/13         25,220        6.7%
      23,701      GNMA Pool #442996                                    6.000%        06/15/13         24,295        6.2%
     104,838      GNMA Pool #448490                                    7.500%        03/15/27        111,988        8.0%
      54,017      GNMA Pool #458762                                    6.500%        01/15/28         56,073        6.7%
      76,406      GNMA Pool #460726                                    6.500%        12/15/27         79,377        6.8%
      32,032      GNMA Pool #463839                                    6.000%        05/15/13         32,836        6.2%
      16,673      GNMA Pool #488924                                    6.500%        11/15/28         17,308        6.7%
      18,198      GNMA Pool #510706                                    8.000%        11/15/29         19,696        8.7%
      88,745      GNMA Pool #581536                                    5.500%        06/15/33         89,452        5.5%


U.S. GOVERNMENT AGENCIES - 2.4%
-------------------------------
$    550,000      Tennessee Valley Authority, Series C                 6.000%        03/15/13    $  ?598,591        6.5%


U.S. TREASURIES - 11.1%
-----------------------
$    595,000      U.S. Treasury Bonds                                  6.250%        08/15/23    $  ?712,560        7.5%
     955,000      U.S. Treasury Notes                                  3.375%        11/15/08        955,224        3.4%
     590,000      U.S. Treasury Notes                                  5.000%        08/15/11        625,216        5.3%
     250,000      U.S. Treasury Notes                                  4.625%        02/15/17        261,446        4.8%
     400,000      U.S. Treasury Strip                                  0.000%        02/15/21        219,104        0.0%
                                                                                                ------------
Total Government Interests (identified cost, $16,004,140)                                        $16,175,182
                                                                                                ------------

TOTAL INVESTMENTS (identified cost, $24,248,398) -- 98.0%                                        $24,483,015
OTHER ASSETS, LESS LIABILITIES -- (2.0%)                                                             505,783
                                                                                                 ------------

NET ASSETS-- 100.0%                                                                              $24,988,798
                                                                                                ============


FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

(1) Adjustable rate security. Rate shown is the rate at period end.

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


               STATEMENT OF ASSETS AND LIABILITIES

                       December 31, 2007
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost of $24,248,398) (Note 1A)  $ 24,483,015
  Cash....................................          354,672
  Receivable for investments sold.........        1,033,618
  Receivable for fund shares sold.........           60,922
  Receivable from investment adviser......           10,367
  Interest receivable.....................          226,780
  Other assets............................            7,993
                                               ------------
    Total assets..........................     $ 26,177,367
                                               ------------


LIABILITIES:
  Payable for investments purchased.......     $  1,132,418
  Payable for fund shares reacquired......            1,158
  Distributions payable...................           26,586
  Payable to affiliate for Trustees' fees.               80
  Payable to affiliate for distribution fees            478
  Accrued expenses and other liabilities..           27,849
                                               ------------
    Total liabilities.....................     $  1,188,569
                                               ------------


NET ASSETS................................     $ 24,988,798
                                               =============


NET ASSETS CONSIST OF:
  Paid-in capital.........................     $ 28,143,620
  Accumulated net realized loss on investments
  and foreign currency (computed on the basis of
  identified cost)........................      (3,379,428)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)      234,617
  Distributions in excess of net
    investment income.....................         (10,011)
                                               ------------
   Net assets applicable to outstandin
      shares.............................     $   24,988,798
                                               ==============

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................        2,016,638
                                               ==============

NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $      12.39
                                               ==============





                     STATEMENT OF OPERATIONS

                   Year Ended December 31, 2007
-----------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B)
   Interest income........................     $  1,492,693
   Less: Foreign Taxes....................             (53)
                                               ------------
    Investment Income.....................     $  1,492,640
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    124,152
   Administrator fee (Note 3).............           19,324
   Compensation of Trustees who are not employees
    of the investment adviser or administrator       19,500
   Custodian fee (Note 1C)................           66,103
   Distribution expenses (Note 4).........           68,973
   Transfer and dividend disbursing agent fees       20,427
   Printing...............................            1,590
   Interest expense.......................            2,569
   Shareholder communications.............              850
   Audit services.........................           32,275
   Legal services.........................            5,852
   Registration costs.....................           18,982
   Miscellaneous..........................            7,325
                                               ------------
    Total expenses........................     $    387,922
                                               ------------

  Deduct -
   Allocation of expenses to the investment adviser
    (Note 3)..............................     $   (10,367)
   Reduction of investment adviser fee (Note 3)    (69,860)
   Reduction of distribution expenses by
    principal underwriter (Note 4)........         (67,945)
   Reduction of custodian fee (Note 1C)...          (5,988)
                                               ------------
   Total deductions.......................     $  (154,160)
                                               ------------
    Net expenses..........................     $    233,762
                                               ------------
     Net investment income................     $  1,258,878
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $   (96,499)
  Change in unrealized appreciation
   on investments.........................          300,776
                                               ------------

   Net realized and unrealized gain on
    investments...........................     $    204,277
                                               ------------

    Net increase in net assets from operation  $  1,463,155
                                              ===============


See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,

                                                                                    ----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2007                  2006
-----------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $   1,258,878          $  1,453,692
     Net realized loss on investments...........................................          (96,499)             (647,060)
     Change in unrealized appreciation on investments...........................           300,776               193,494
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $   1,463,155          $  1,000,126
                                                                                     --------------         --------------
   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,291,075)          $ (1,629,189)
                                                                                     --------------         --------------

       Total distributions......................................................     $ (1,291,075)          $ (1,629,189)
                                                                                     --------------         --------------

   Net decrease in net assets from fund share transactions (Note 5).............     $ (6,049,001)          $ (9,793,330)
                                                                                     --------------         --------------

       Net decrease in net assets...............................................     $ (5,876,921)          $(10,422,393)

NET ASSETS:
   At beginning of year.........................................................        30,865,719             41,288,112
                                                                                     --------------         --------------

   At end of year...............................................................     $  24,988,798          $  30,865,719
                                                                                     ==============         ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $    (10,011)          $      (7,083)
                                                                                     ==============         ==============




See notes to financial tables

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------



                                                                               Year Ended December 31,
                                                            --------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2007(3)        2006         2005         2004        2003
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 12.290     $  12.430    $  12.770    $  12.870     $ 13.010
                                                              ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

   Net investment income ...................                  $  0.558     $   0.483    $   0.465    $   0.453     $  0.483
   Net realized and unrealized gain (loss)..                     0.115        (0.082)      (0.271)      (0.011)      (0.066)
                                                              ---------    ---------    ---------    ---------     ---------

     Total income from investment operations                  $  0.673     $   0.401    $   0.194    $   0.442     $  0.417
                                                              ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS:

   Distributions from investment income.....                  $ (0.573)    $  (0.541)   $  (0.534)   $  (0.542)    $ (0.557)
                                                              ---------    ---------    ---------    ---------     ---------

     Total distributions....................                  $ (0.573)    $  (0.541)   $  (0.534)   $  (0.542)    $ (0.557)
                                                              ---------    ---------    ---------    ---------     ---------

Net asset value, end of year................                  $ 12.390     $ 12.290     $ 12.430     $  12.770     $ 12.870
                                                              =========    =========    =========    =========     =========

TOTAL RETURN(2) ............................                     5.64%        3.34%        1.54%         3.52%        3.25%

RATIOS/SUPPLEMENTAL DATA(1):

   Net assets, end of year (000 omitted)....                  $ 24,989     $ 30,866     $ 41,288     $  38,213     $ 42,317
   Ratios (As a percentage of average daily net assets):
    Net expenses............................                     0.87%        0.99%        0.98%        0.96%        0.95%
    Net expenses after custodian fee reduction                   0.85%        0.95%        0.95%        0.95%        0.95%
  Interest expense..........................                     0.01%          --           --           --           --
    Net investment income...................                     4.56%        3.96%        3.66%        3.58%        3.67%
   Portfolio turnover rate..................                      119%          90%          86%          64%         131%

--------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended  December 31,  2007,  2006,  2005,  2004,  and 2003,  the
   operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2007          2006         2005         2004         2003
                                                              --------------------------------------------------------------

   Net investment income per share..........                  $  0.490     $  0.453     $  0.439     $   0.429     $  0.455
                                                              =========    =========    =========    =========     =========


   Ratios (As a percentage of average net assets):

     Expenses...............................                     1.41%         1.23%        1.18%        1.18%        1.17%
                                                              =========    =========    =========    =========     =========

     Expenses after custodian fee reduction.                     1.38%         1.19%        1.15%        1.17%        1.17%
                                                              =========    =========    =========    =========     =========

     Interest expense.......................                     0.01%          --           --            --          --
                                                              ==========   ==========   ==========   ==========   ==========

     Net investment income..................                     4.03%         3.72%        3.46%        3.36%        3.46%
                                                              =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------

(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Certain per share amounts are based on average shares outstanding.

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2007

Face                                                                    Coupon        Maturity                      Current
Amount            Description                                            Rate           Date           Value         Yield
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (unaudited)

NON-AGENCY MORTGAGE-BACKED SECURITIES - 6.3%

$   262,794       Bear Stearns Adj. Rate Mortgage Trust,
                   Series 2003-4, Class 3A1                               4.962%(1)   07/25/33    $    257,338        4.9%
    771,908       Chase Mortgage Finance Corporation,
                   Series 2003-S13, Class A16                             5.000%      11/25/33         751,229        4.9%
    508,342       Countrywide Home Loans, Series 2006-J1, Class 3A1       6.000%      02/25/36         500,797        5.9%
    507,860       Vendee Mortgage Trust, Series 1996-1, Class 1Z          6.750%      02/15/26         543,278        7.2%
    421,373       Vendee Mortgage Trust, Series 1998-1, Class 2E          7.000%      09/15/27         444,699        7.4%
                                                                                                    ------------
Total Non-Agency Mortgage-Backed Securities                                                       $  2,497,341
     (identified cost, $2,451,804)-- 6.3%                                                          --------------



MORTGAGE-BACKED SECURITIES - 90.2%

$   397,087       FHLMC Series 15                                        7.000%       07/25/23     $   416,739        7.3%
     45,223       FHLMC Gold Pool #C00548                                7.000%       08/01/27          47,553        7.4%
    136,182       FHLMC Gold Pool #C00778                                7.000%       06/01/29         143,202        7.4%
    200,844       FHLMC Gold Pool #C47318                                7.000%       09/01/29         213,458        7.4%
     98,918       FHLMC Gold Pool #D81642                                7.500%       08/01/27         105,946        8.0%
    172,051       FHLMC Gold Pool #D82572                                7.000%       09/01/27         180,917        7.4%
    115,133       FHLMC Gold Pool #E00678                                6.500%       06/01/14         119,352        6.7%
    120,045       FHLMC Gold Pool #E00721                                6.500%       07/01/14         124,452        6.7%
    114,573       FHLMC Gold Pool #E81704                                8.500%       05/01/15         126,299        9.4%
    550,578       FHLMC Gold Pool #E88471                                7.500%       01/01/17         576,382        7.9%
    152,645       FHLMC Gold Pool #E90181                                6.500%       06/01/17         157,919        6.7%
    115,583       FHLMC Gold Pool #G00812                                6.500%       04/01/26         120,097        6.8%
    200,000       FHLMC Pool #2176 OJ                                    7.000%       08/15/29         208,560        7.3%
    132,050       FHLMC Pool #2201 C                                     8.000%       11/15/29         139,529        8.5%
    286,219       FHLMC Pool #2259 ZM                                    7.000%       10/15/30         294,552        7.2%
    257,173       FHLMC Pool #2410 NG                                    6.500%       02/15/32         269,804        6.8%
    276,686       FHLMC Pool #2457 PE                                    6.500%       06/15/32         287,102        6.7%
    115,506       FHLMC Pool #765183                                     5.991%(1)    08/01/24         117,680        6.1%
    218,483       FHLMC Pool #845802                                     7.436%(1)    06/01/24         220,342        7.5%
    102,677       FHLMC Pool #845830                                     7.388%(1)    07/01/24         103,363        7.4%
    477,942       FNMA Series G93-5, Class Z                             6.500%       02/25/23         499,694        6.8%
    428,287       FNMA Pool #251891                                      7.000%       08/01/18         451,798        7.4%
    398,837       FNMA Pool #253849                                      7.000%       06/01/21         420,461        7.4%
     56,054       FNMA Pool #254227                                      5.000%       02/01/09          56,253        5.0%
    433,593       FNMA Pool #254232                                      6.500%       03/01/22         448,665        6.7%
    111,147       FNMA Pool #254305                                      6.500%       05/01/22         115,010        6.7%
     20,673       FNMA Pool #254505                                      5.000%       11/01/09          20,747        5.0%
    567,880       FNMA Pool #255958                                      5.000%       10/01/35         545,767        4.8%
    905,583       FNMA Pool #259796                                      4.500%       08/01/33         858,338        4.3%
    277,306       FNMA Pool #313953                                      7.000%       12/01/17         292,497        7.4%
    286,616       FNMA Pool #532204                                      7.000%       02/01/20         302,369        7.4%
    100,950       FNMA Pool #535131                                      6.000%       03/01/29         103,255        6.1%
    147,198       FNMA Pool #535817                                      7.000%       04/01/31         155,286        7.4%
    131,791       FNMA Pool #545133                                      6.500%       12/01/28         136,935        6.8%
     86,188       FNMA Pool #663689                                      5.000%       01/01/18          86,417        5.0%
    464,328       FNMA Pool #673315                                      5.500%       11/01/32         465,227        5.5%
    330,893       FNMA Pool #705118                                      4.922%(1)    05/01/33         331,334        4.9%
     63,593       FNMA Pool #733750                                      6.310%       10/01/32          65,338        6.5%
    401,262       FNMA Pool #745467                                      5.801%(1)    04/01/36         403,564        5.8%
    307,580       FNMA Pool #745630                                      5.500%       01/01/29         309,873        5.5%
    526,193       FNMA Pool #764388                                      4.957%(1)    03/01/34         529,841        5.0%
    941,161       FNMA Pool #765218                                      4.000%       01/01/34         869,026        3.7%
    422,837       FNMA Pool #801357                                      5.500%       08/01/34         423,656        5.5%
    444,646       FNMA Pool #820972                                      5.011%       05/01/35         446,392        5.0%
    298,166       FNMA Pool #825395                                      4.842%(1)    07/01/35         299,464        4.9%
    466,042       FNMA Pool #871394                                      7.000%       04/01/21         482,969        7.3%
    896,443       FNMA Pool #892522                                      6.186%(1)    08/01/36         905,724        6.3%


  1,381,587       GNMA Series 1999-4                                     6.000%       02/20/29       1,415,258        6.1%
    496,141       GNMA Series 2000-14                                    7.000%       02/16/30         523,271        7.4%
    907,609       GNMA Series 2001-2                                     7.500%       07/20/28         958,797        7.9%
    456,081       GNMA Series 2001-4                                     6.500%       03/20/31         474,026        6.8%
    565,220       GNMA Series 2002-22                                    6.500%       03/20/32         593,039        6.8%
    386,364       GNMA Series 2002-40                                    6.500%       06/20/32         405,003        6.8%
    302,452       GNMA Series 2002-45                                    6.500%       06/20/32         317,356        6.8%
    750,000       GNMA Series 2002-47                                    6.500%       07/16/32         788,343        6.8%
    252,468       GNMA Series 2002-7                                     6.500%       01/20/32         261,137        6.7%
      3,278       GNMA II Pool #1596                                     9.000%       04/20/21           3,543        9.7%
     49,843       GNMA II Pool #2268                                     7.500%       08/20/26          53,046        8.0%
    147,536       GNMA II Pool #2442                                     6.500%       06/20/27         153,251        6.8%
      5,966       GNMA II Pool #2855                                     8.500%       12/20/29           6,468        9.2%
    501,607       GNMA II Pool #3053                                     6.500%       03/20/31         520,059        6.7%
    459,484       GNMA II Pool #3259                                     5.500%       07/20/32         461,066        5.5%
    296,779       GNMA II Pool #3284                                     5.500%       09/20/32         297,800        5.5%
    588,075       GNMA II Pool #3388                                     4.500%       05/20/33         558,040        4.3%
    126,823       GNMA II Pool #3401                                     4.500%       06/20/33         120,346        4.3%
     97,866       GNMA II Pool #3484                                     3.500%       09/20/33          84,856        3.0%
    192,496       GNMA II Pool #3554                                     4.500%       05/20/34         182,651        4.3%
  1,671,518       GNMA II Pool #3556                                     5.500%       05/20/34       1,675,870        5.5%
    888,438       GNMA II Pool #3734                                     4.500%       07/20/35         843,145        4.3%
  2,381,066       GNMA II Pool #3747                                     5.000%       08/20/35       2,326,864        4.9%
    295,270       GNMA II Pool #3920                                     6.000%       11/20/36         301,439        6.1%
    113,853       GNMA II Pool #601135                                   6.310%       09/20/32         117,106        6.5%
    130,786       GNMA II Pool #601255                                   6.310%       01/20/33         134,450        6.5%
    111,002       GNMA II Pool #608120                                   6.310%       01/20/33         114,112        6.5%
    597,965       GNMA II Pool #648541                                   6.000%       10/20/35         609,862        6.1%
     34,830       GNMA II Pool #723                                      7.500%       01/20/23          37,019        8.0%
     90,722       GNMA II Pool #81161                                    5.500%       11/20/34          92,609        5.6%
      1,865       GNMA Pool #176992                                      8.000%       11/15/16           1,997        8.6%
      2,369       GNMA Pool #177784                                      8.000%       10/15/16           2,537        8.6%
     11,385       GNMA Pool #192357                                      8.000%       04/15/17          12,219        8.6%
     15,251       GNMA Pool #194057                                      8.500%       04/15/17          16,538        9.2%
      2,436       GNMA Pool #194287                                      9.500%       03/15/17           2,661       10.4%
      1,343       GNMA Pool #196063                                      8.500%       03/15/17           1,456        9.2%
      7,021       GNMA Pool #211231                                      8.500%       05/15/17           7,614        9.2%
      1,349       GNMA Pool #212601                                      8.500%       06/15/17           1,463        9.2%
      2,434       GNMA Pool #220917                                      8.500%       04/15/17           2,639        9.2%
      7,353       GNMA Pool #223348                                     10.000%       08/15/18           8,523       11.6%
     11,978       GNMA Pool #228308                                     10.000%       01/15/19          13,935       11.6%
      2,780       GNMA Pool #230223                                      9.500%       04/15/18           3,045       10.4%
        262       GNMA Pool #247473                                     10.000%       09/15/18             269       10.3%
      3,579       GNMA Pool #251241                                      9.500%       06/15/18           3,920       10.4%
      3,945       GNMA Pool #260999                                      9.500%       09/15/18           4,321       10.4%
      5,556       GNMA Pool #263439                                     10.000%       02/15/19           6,464       11.6%
      1,431       GNMA Pool #265267                                      9.500%       08/15/20           1,573       10.4%
      1,790       GNMA Pool #266983                                     10.000%       02/15/19           2,082       11.6%
      2,728       GNMA Pool #273690                                      9.500%       08/15/19           2,993       10.4%
        814       GNMA Pool #286556                                      9.000%       03/15/20             882        9.8%
      3,802       GNMA Pool #301366                                      8.500%       06/15/21           4,142        9.3%
      4,712       GNMA Pool #302933                                      8.500%       06/15/21           5,133        9.3%
     11,031       GNMA Pool #308792                                      9.000%       07/15/21          11,967        9.8%
      1,921       GNMA Pool #314222                                      8.500%       04/15/22           2,095        9.3%
      3,559       GNMA Pool #315187                                      8.000%       06/15/22           3,840        8.6%
     12,333       GNMA Pool #315754                                      8.000%       01/15/22          13,307        8.6%


     27,212       GNMA Pool #319441                                      8.500%       04/15/22          29,674        9.3%
      8,492       GNMA Pool #325165                                      8.000%       06/15/22           9,163        8.6%
     14,402       GNMA Pool #335950                                      8.000%       10/15/22          15,539        8.6%
    181,338       GNMA Pool #346987                                      7.000%       12/15/23         192,574        7.4%
     86,656       GNMA Pool #352001                                      6.500%       12/15/23          90,023        6.8%
     30,696       GNMA Pool #352110                                      7.000%       08/15/23          32,598        7.4%
     50,748       GNMA Pool #368238                                      7.000%       12/15/23          53,893        7.4%
     49,739       GNMA Pool #372379                                      8.000%       10/15/26          53,813        8.7%
     60,116       GNMA Pool #396537                                      7.490%       03/15/25          64,200        8.0%
     44,847       GNMA Pool #399726                                      7.490%       05/15/25          47,894        8.0%
    174,439       GNMA Pool #399788                                      7.490%       09/15/25         186,292        8.0%
     30,210       GNMA Pool #399958                                      7.490%       02/15/27          32,260        8.0%
     65,428       GNMA Pool #399964                                      7.490%       04/15/26          69,873        8.0%
     73,103       GNMA Pool #410215                                      7.500%       12/15/25          78,095        8.0%
      9,475       GNMA Pool #414736                                      7.500%       11/15/25          10,122        8.0%
     44,395       GNMA Pool #420707                                      7.000%       02/15/26          47,165        7.4%
     24,574       GNMA Pool #421829                                      7.500%       04/15/26          26,252        8.0%
     12,162       GNMA Pool #431036                                      8.000%       07/15/26          13,158        8.7%
     37,293       GNMA Pool #431612                                      8.000%       11/15/26          40,348        8.7%
     61,367       GNMA Pool #438004                                      7.490%       11/15/26          65,537        8.0%
      9,422       GNMA Pool #442190                                      8.000%       12/15/26          10,194        8.7%
     22,152       GNMA Pool #449176                                      6.500%       07/15/28          22,995        6.7%
     34,042       GNMA Pool #462623                                      6.500%       03/15/28          35,337        6.7%
    328,658       GNMA Pool #471369                                      5.500%       05/15/33         331,278        5.5%
     63,196       GNMA Pool #475149                                      6.500%       05/15/13          65,503        6.7%
    141,709       GNMA Pool #489377                                      6.375%       03/15/29         146,317        6.6%
    134,799       GNMA Pool #524811                                      6.375%       09/15/29         139,183        6.6%
     36,688       GNMA Pool #538314                                      7.000%       02/15/32          38,903        7.4%
    324,441       GNMA Pool #595606                                      6.000%       11/15/32         332,815        6.2%
     43,461       GNMA Pool #602377                                      4.500%       06/15/18          42,794        4.4%
    581,105       GNMA Pool #603250                                      5.500%       04/15/34         585,613        5.5%
     42,339       GNMA Pool #603377                                      4.500%       01/15/18          41,689        4.4%
    841,374       GNMA Pool #608639                                      5.500%       07/15/24         854,796        5.6%
    179,379       GNMA Pool #609452                                      4.000%       08/15/33         165,873        3.7%
    315,029       GNMA Pool #616829                                      5.500%       01/15/25         323,155        5.6%
    479,491       GNMA Pool #624600                                      6.150%       01/15/34         489,289        6.3%
    641,375       GNMA Pool #631623                                      5.500%       08/15/34         646,350        5.5%
    668,224       GNMA Pool #640225                                      5.500%       04/15/35         673,416        5.5%
    134,191       GNMA Pool #640940                                      5.500%       05/15/35         135,234        5.5%
    149,050       GNMA Pool #658267                                      6.500%       02/15/22         153,616        6.7%
     63,491       GNMA Pool #780429                                      7.500%       09/15/26          67,825        8.0%
    207,685       GNMA Pool #780977                                      7.500%       12/15/28         221,860        8.0%
    510,492       GNMA Pool #781120                                      7.000%       12/15/29         541,842        7.4%
                                                                                                  ------------
Total Mortgage-Backed Securities (identified cost, $34,897,479)-- 90.2%                            $35,790,945
                                                                                                  ------------

SHORT-TERM INVESTMENT - 1.6%
----------------------------
$   650,000       Federal Home Loan Discount Note                        0.000%       01/03/08     $   649,851        4.1%
                                                                                                  ------------

TOTAL INVESTMENTS (identified cost, $37,999,134) -- 98.1%                                          $38,938,137
OTHER ASSETS, LESS LIABILITIES -- 1.9%                                                                 761,024
                                                                                                  ------------
NET ASSETS -- 100.0%                                                                                $39,699,161
                                                                                                  ==============


FHLB - Federal Home Loan Bank;  FHLMC - Federal Home Loan Mortgage  Corporation;
FNMA  -  Federal  National  Mortgage  Association;  GNMA -  Government  National
Mortgage Association; (1) Adjustable rate security. Rate shown is rate at period end.
See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                 STATEMENT OF ASSETS AND LIABILITIES

                           December 31, 2007
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost of ($37,999,134) (Note 1A) $ 38,938,137
  Cash....................................          656,815
  Receivable for fund shares sold.........            5,481
  Interest receivable.....................          194,601
  Other assets............................            7,346
                                               ------------
    Total assets..........................     $ 39,802,380
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     15,115
  Distributions payable...................           54,306
  Payable to affiliate for Trustees' fees.               74
  Accrued expenses and other liabilities..           33,724
                                               ------------
    Total liabilities.....................     $    103,219
                                               ------------

NET ASSETS................................     $ 39,699,161
                                               =============

NET ASSETS CONSIST OF:
  Paid-in capital.........................     $ 40,069,565
  Accumulated net realized loss on investments
   and foreign currency (computed on the basis of
   identified cost).......................      (1,404,483)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)       939,003
  Accumulated undistributed net investment
   income.................................           95,076
                                               ------------
   Net assets applicable to outstandin
     shares...............................     $ 39,699,161
                                               ============

   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING...........................        4,140,576
                                               =============

   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $       9.59
                                              ===============


                      STATEMENT OF OPERATIONS

                    Year Ended December 31, 2007
------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B)
   Interest income........................     $  2,272,896
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    177,915
   Administrator fee (Note 3).............           35,583
   Compensation of Trustees who are not employees
    of the investment adviser or administrator       19,500
   Custodian fee (Note 1C)................           60,960
   Distribution expenses (Note 4).........           98,843
   Transfer and dividend disbursing agent fees       21,028
   Printing...............................            2,275
   Interest expense.......................            5,983
   Shareholder communications.............              775
   Audit services.........................           33,455
   Legal services.........................            5,542
   Registration costs.....................           17,859
   Miscellaneous..........................            7,245
                                               ------------
    Total expenses........................     $    486,963
                                               ------------

  Deduct -
   Reduction of investment adviser
     fee (Note 3).........................     $   (19,965)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....         (88,553)
   Reduction of custodian fee.............          (2,840)
                                               ------------
    Total deductions......................     $  (111,358)
                                               ------------
    Net expenses..........................     $    375,605
                                               ------------
     Net investment income................     $  1,897,291
                                               ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (186,065)
  Change in unrealized appreciation
   on investments.........................          512,985
                                               ------------
   Net realized and unrealized gain
    on investments........................     $    326,920
                                               ------------

    Net increase in net assets from
     operations...........................     $  2,224,211
                                               ==============


See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,

                                                                                  --------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2007                  2006
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $   1,897,291          $  1,472,758
     Net realized gain (loss) on investments....................................         (186,065)               161,110
     Change in unrealized appreciation (depreciation) on investments............           512,985              (511,826)
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $   2,224,211          $  1,122,042
                                                                                     --------------         --------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,853,630)          $ (1,548,362)
     From net realized gain.....................................................          (36,891)               (59,861)
                                                                                     --------------         --------------
       Total distributions......................................................     $ (1,890,521)          $ (1,608,223)
                                                                                     --------------         --------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)       $ (1,108,939)          $   7,099,679
                                                                                     --------------         --------------
   Net increase (decrease) in net assets........................................     $   (775,249)          $   6,613,498
NET ASSETS:
   At beginning of year.........................................................        40,474,410             33,860,912
                                                                                     --------------         --------------
   At end of year...............................................................     $  39,699,161          $  40,474,410
                                                                                     ==============         ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $      95,076          $      71,218
                                                                                     ==============         ==============



See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------



                                                                           Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2007(3)        2006         2005         2004        2003
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $  9.510     $   9.610    $   9.890    $  10.490     $ 10.810
                                                              ----------   ----------   ----------   ----------    ----------
Income (loss) from investment operations:
   Net investment income(1) ................                  $  0.455     $   0.427    $   0.400    $   0.447     $  0.417
   Net realized and unrealized gain (loss)..                     0.078        (0.063)      (0.230)      (0.112)      (0.235)
                                                              ----------   ----------   ----------   ----------    ----------
       Total income from investment operations                $  0.53      $   0.364    $   0.170     $  0.335     $  0.182
                                                             ----------   ----------   ----------   ----------    ----------

Less distributions:

   Distributions from investment income.....                  $ (0.444)    $  (0.447)   $  (0.430)   $  (0.482)    $ (0.502)
   Distributions from capital gains.........                    (0.009)       (0.017)      (0.020)      (0.453)       -
                                                              ----------   ----------   ----------   ----------    ----------

       Total distributions..................                  $ (0.453)    $  (0.464)   $  (0.450)   $  (0.935)    $ (0.502)
                                                              ----------   ----------   ----------   ----------    ----------

Net asset value, end of year................                  $  9.590     $   9.510    $   9.610    $   9.890     $ 10.490
                                                              ==========   ==========   ==========   ==========    ==========

Total return(2) ............................                     5.77%         3.92%        1.76%        3.29%        1.73%
Ratios/Supplemental Data(1):

   Net assets, end of year  (000 omitted)...                  $  39,699    $  40,474    $  33,861    $  35,013     $ 36,332
   Ratios (As a percentage of average daily net assets):
    Net expenses............................                     0.96%         0.96%        0.97%        0.97%        0.95%
    Net expenses after custodian fee reduction                   0.95%         0.95%        0.95%        0.95%        0.95%
    Interest expense........................                     0.02%         0.02%        0.01%        0.02%        0.01%
    Net investment income...................                     4.80%         4.47%        4.12%        4.29%        4.43%
   Portfolio turnover rate .................                       47%           75%         103%          27%          20%

--------------------------------------------------------------------------------------------------------------------------------


(1)For the years ended  December 31,  2007,  2006,  2005,  2004,  and 2003,  the
   operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2007          2006         2005         2004         2003
--------------------------------------------------------------------------------------------------------------------------------

  Net investment income per share...........                  $  0.429     $   0.391    $   0.369    $   0.410     $  0.401
                                                              ==========   ==========   ==========   ==========    ==========
  Ratios (As a percentage of average net assets):

     Expenses...............................                     1.23%         1.31%        1.30%        1.28%        1.12%
                                                              ==========   ==========   ==========   ==========    ==========
  Expenses after custodian fee reduction....                     1.22%         1.30%        1.28%        1.25%        1.12%
                                                              ==========   ==========   ==========   ==========    ==========
   Interest expense.........................                     0.02%         0.02%        0.01%        0.02%        0.01%
                                                              ==========   ==========   ==========   ==========    ==========
  Net investment income.....................                     4.52%         4.13%        3.80%        3.99%        4.26%
                                                              ==========   ==========   ==========   ==========    ==========

--------------------------------------------------------------------------------------------------------------------------------


(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Certain per share amounts are based on average shares outstanding.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

      The Wright Managed Income Trust (the Trust), issuer of Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end, management investment company. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value.

B. Interest Income - Interest Income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C. Expense Reduction - State Street Bank & Trust Company (SSBT) serves as custodian to the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2007, the Trust, for federal income tax purposes, had capital loss carryovers of $3,311,851 (WTRB) and $1,331,737 (WCIF) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

             12/31                WTRB             WCIF
-------------------------------------------------------------------------------

              2008            $1,244,473        $        -
              2010               508,606                 -
              2011                     -           505,639
              2012                     -           469,640
              2013               270,953           196,117
              2014             1,088,772                 -
              2015               199,047           160,341
-------------------------------------------------------------------------------

     At December 31, 2007, net capital losses of $6,758 for WTRB and $277 for WCIF, attributable to security transactions incurred after October 31, 2007, were treated as arising on the first day of the Fund's current taxable year ending December 31, 2008.

     A capital loss carryover of $1,171,396,included in WCIF's amount in the table above, is available to the Fund as a result of the reorganization of Wright U.S.Government Near Term Fund on December 9, 2006 (see Note 9). Utilization of this capital loss carryover may be limited in accordance with certain income tax regulations.

     In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes
     - an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.


(2) DISTRIBUTIONS TO SHAREHOLDERS

      Each Fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

      The Funds requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

      Distributions in excess of tax basis earnings and profits, if any, are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

      During the year ended December 31, 2007, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gain.

                               Accumulated     Undistributed
                            Undistributed Net       Net
               Paid-In        Realized Gain     Investment
               Capital       on Investments       Income
-------------------------------------------------------------------------------

WTRB            $  -            $( 29,269)       $  29,269
WCIF         (273,805)            293,608         (19,803)
-------------------------------------------------------------------------------

The tax character of distributions paid for the year ended December 31,2007 and December 31, 2006 was as follows:

Year Ended 12/31/07                   WTRB          WCIF
-------------------------------------------------------------------------------
Distributions declared from:
   Ordinary income                 $1,291,075   $1,853,836
   Capital gains                         -          36,685
-------------------------------------------------------------------------------


Year Ended 12/31/06                   WTRB          WCIF
-------------------------------------------------------------------------------
Distributions declared from:
   Ordinary income                 $1,629,188   $1,548,362
   Capital gains                         -          59,861
-------------------------------------------------------------------------------


     As of December 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Year Ended 12/31/07                   WTRB          WCIF
------------------------------------------------------------------------------

Undistributed income             $    16,575     $   95,076
Undistributed gains                      -              -
Capital loss carryforwards       (3,311,851)     (1,331,737)
Unrealized appreciation              173,798        866,534
Other temporary differences         (33,344)          (277)
-------------------------------------------------------------------------------

      The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and post-October losses.

(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2007, the effective annual rate for WCIF and WTRB was 0.45%. Under a written agreement, Wright Investors' Service and/or Wright Investors' Service Distributors, Inc., waive a portion of their advisory fee and/or distribution fees and assume operating expenses to the extent necessary to limit each Fund's expense ratios to 0.95% after custodian fee reductions, if any. The expense limitation is in effect through April 30, 2008 and may be terminated at any time thereafter. In addition, effective March 22, 2007 and August 28, 2007, Wright and Wright Investors' Service Distributors, Inc. have voluntarily agreed to limit the operating expenses of WTRB to 0.90% and 0.70%, respectively, after custodian fee reductions. Such voluntary limitation may be terminated at any time. Accordingly, Wright made a reduction of its investment adviser fee by $69,860 and $19,965 on behalf of WTRB and WCIF, respectively (Note 4), and was allocated expenses of $10,367 on behalf of WTRB.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets of each Fund, which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2007, the effective annual rate was 0.07% for WTRB and 0.09% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4) DISTRIBUTION EXPENSES

       The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, at an annual rate of 0.25% of the average daily net assets of each Fund for activities primarily intended to result in the sale of each Fund's shares. Pursuant to a written agreement (Note 3), the Principal Underwriter made a reduction of its fee by $67,945 and $88,553 for the benefit of WTRB and WCIF, respectively.

      In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund's shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund's average daily net assets. For the year ended December 31, 2007, the Funds did not accrue or pay any service fees.

(5) SHARES OF BENEFICIAL INTEREST

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                      Year Ended                       Year Ended
                                                                   December 31, 2007                December 31, 2006
                                                                   -----------------                -----------------
                                                               Shares            Amount         Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------


Wright Total Return Bond Fund--
     Sold.................................................      298,879   $    3,663,258         483,580    $   5,863,658
     Issued to shareholders in payment of distributions
       declare............................................       81,211          994,635          98,578        1,246,056

     Redemptions..........................................    (875,601)     (10,706,894)     (1,391,653)      (16,903,044)
                                                             ------------  ---------------   ------------    ---------------
         Net decrease.....................................    (495,511)   $   (6,049,001       (809,495)    $  (9,793,330)
                                                             ============  ===============   ============    ===============
Wright Current Income Fund--
     Sold.................................................      788,878   $    7,459,407         747,630    $   7,169,560
     Issued to shareholders in payment of distributions
       declared...........................................      136,552        1,294,792         108,681        1,028,796

     Redemptions..........................................  (1,041,404)      (9,863,138)     (1,351,796)      (12,808,666)
     Issued to Wright U.S. Government Near Term Fund......          -               -          1,227,175        11,709,989
                                                             ------------  ---------------   ------------    ---------------
         Net increase (decrease)..........................    (115,974)   $  (1,108,939)         731,690    $    7,099,679
                                                             ============  ===============   ============    ===============


(6)  INVESTMENT TRANSACTIONS

         The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:

                               Year Ended December 31, 2007
                             --------------------------------
                                            WTRB           WCIF
-------------------------------------------------------------------------------

Purchases--
Non-U.S. Gov't & Agency Obligation     $ 4,666,647     $ 1,026,153
                                        ===========     ===========

U.S. Gov't & Agency Obligations        $27,576,765     $17,208,213
                                       ===========     ===========

Sales--
Non-U.S. Gov't & Agency Obligations    $ 6,761,989     $   274,024
                                       ===========     ===========


U.S. Gov't & Agency Obligations        $31,759,224     $20,317,621
                                       ===========     ===========


 (7) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

      The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2007, as computed on a federal income tax basis, are as follows:

                                    WTRB           WCIF
------------------------------------------------------------------------------

Aggregate cost                 $24,309,217    $38,071,603
                               ===========    ===========

Gross unrealized appreciation  $   273,551    $   961,898
Gross unrealized depreciation     (99,753)       (95,364)
                               -----------    -----------

Net unrealized appreciation
     (depreciation)            $   173,798    $   866,534
                               ===========    ===========



(8)  LINE OF CREDIT

        The Funds participate with other Funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. At December 31, 2007, there were no outstanding balances pursuant to this line of credit.

The average borrowings and average interest rate for the year ended December 31, 2007 are as follows:

                                WTRB              WCIF
------------------------------------------------------------------------------
 Average borrowing           $    11,716       $    74,312
 Average interest rate                6%                6%
------------------------------------------------------------------------------


(9)  TRANSFER OF NET ASSETS

         Prior to the opening of business on December 9, 2006, the Wright Current Income Fund (WCIF) acquired the net assets of Wright U.S. Government Near Term Fund (WNTB) pursuant to an Agreement and Plan of Reorganization dated December 20, 2004. In accordance with the agreement, WCIF issued 1,227,175 shares having a value of $11,709,989. As a result, WCIF issued 1.028 shares for each share of WNTB. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. WNTB's net assets at the date of the transaction was $11,709,989, including $(88,124) of unrealized depreciation. Directly after the merger, the combined net assets of WCIF were $43,266,523 with a net asset value of $9.54.

(10) RECENTLY ISSUED ACCOUNTING  PRONOUNCEMENTS

      In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         To the Trustees of Wright Managed Income Trust and the Shareholders of Wright Total Return Bond Fund and Wright Current Income Fund:

         We have audited the accompanying statements of assets and liabilities of Wright Total Return Bond Fund and Wright Current Income Fund (collectively, the "Funds") (together comprising Wright Managed Income Trust), including the portfolios of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Wright Managed Income Trust as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

         DELOITTE & TOUCHE LLP

         Boston, Massachusetts
         February 20, 2008

WRIGHT MANAGED INCOME TRUST AS OF DECEMBER 31, 2007
------------------------------------------------------------------------------
FEDERAL TAX INFORMATION

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends and capital gains dividends.

Capital Gains Dividends - The Wright Current Income Fund designates $36,891 as a capital gain dividend.

MANAGEMENT AND ORGANIZATION (UNAUDITED)
-------------------------------------------------------------------------------


FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and principal officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and principal officer is 255 State Street, Boston, Massachusetts 02109.

Definitions:
-----------

"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.


                                                                                              Number of      Other Trustee/
                                         Term*                                                Funds in       Director/
Name,                    Position(s)     of Office                                            Fund Complex   Partnership/
Address                  with the        and Length     Principal Occupation                  Overseen       Employment
and Age                  [Trust/Fund]    of Service     During Past Five Years                By Trustee     Positions Held
--------------------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES

Peter M. Donovan**       President      President         Chairman, Chief Executive Officer        5            Director of
Age   64                 and            and Trustee       and Director of Wright and Winthrop;                  Wright and
                         Trustee        since             Chief Investment Officer and Chairman                  Winthrop
                                        Inception         of the Investment Committee; Director
                                                          of WISDI; Authorized Representative of
                                                          Cheswick Wright Wealth Management LLC;
                                                          President of 5 funds managed by Wright


--------------------------------------------------------------------------------------------------------------------------------

A.M. Moody, III***       Vice President Vice President     President, AM Moody Consulting LLC       5             None
Age   71                 and            of the Trusts     (compliance and administrative services
                         Trustee        since  December,   to  the  mutual  fund industry)since
                                        1990; Trustee of   July 1,2003;  President  and  Director
                                        the Trusts since   of the WISDI since 2005; Vice President
                                        January 1990       of 5 funds managed by Wright; Retired
                                                           Senior Vice President of Wright and
                                                           Winthrop; Retired President of WISDI
                                                           June 30, 2003 to May 2005

--------------------------------------------------------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.

** Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Director of WISDI.

*** Mr. Moody is an interested person of the Trusts because of his positions as Vice President of the Trusts, President and Director of WISDI, and his affiliation as a consultant to Wright.

--------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number of      Other Trustee/
                                         Term*                                                Funds in       Director/
Name,                    Position(s)     of Office                                            Fund Complex   Partnership/
Address                  with the        and Length     Principal Occupation                  Overseen       Employment
and Age                  [Trust/Fund]    of Service     During Past Five Years                By Trustee     Positions Held
--------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

James J. Clarke          Trustee        Trustee           President, Clarke Consulting (bank         5         None
Age   66                                since             consultant - financial management and
                                        December, 2002    strategic planning); Director - Chester
                                                          Valley Bancorp, Inc., Downingtown, PA
                                                          since April 2004, Director - Reliance
                                                          Bank, Altoona PA since August 1995;
                                                          Director - First Financial Bank, Downingtown,
                                                          PA since April 2004, Associate Professor of
                                                          Finance at Villanova University 1972-2002

--------------------------------------------------------------------------------------------------------------------------------

Dorcas R. Hardy          Trustee        Trustee           President, Dorcas R. Hardy & Associates     5         None
Age   61                                since             (a public policy and government relations
                                        December, 1998    firm) Spotsylvania, VA; Director, The
                                                          Options Clearing Corporation

--------------------------------------------------------------------------------------------------------------------------------

Richard E. Taber         Trustee        Trustee since     Chairman and Chief Executive                5         None
Age   59                                March, 1997       Officer of First County Bank,
                                                          Stamford, CT

--------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Judith R. Corchard       Vice President Vice President    Executive Vice President, Investment
Age   69                                of the Trusts     Management; Senior Investment Officer
                                        since             June,     1998     and
                                                          Director of Wright and
                                                          Winthrop;         Vice
                                                          President  of 5  funds
                                                          managed   by   Wright,
                                                          Fund Chief  Compliance
                                                          Officer since 2004

--------------------------------------------------------------------------------------------------------------------------------

Janet E. Sanders         Secretary      Secretary of the  Vice President Eaton Vance Management,
Age 72                   and Assistant  Trusts since      Administrator for the funds; Officer of
                         Treasurer      March 17, 2005,   5 funds managed by Wright and 170
                                        Ass't. Secretary  funds managed by Eaton Vance and
                                        1983 to 2005,     its affiliates
                                        Ass't. Treasurer
                                        since 1989

--------------------------------------------------------------------------------------------------------------------------------

Barbara E. Campbell      Treasurer      Treasurer of      Vice President Eaton Vance Management;
Age 50                                  the Trusts        Administrator for the funds; Officer of
                                        since 2005        5 funds managed by Wright and 170
                                                          funds managed by Eaton Vance and
                                                          its affiliates

--------------------------------------------------------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.

Additional information about the Funds' Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling 1-800-888-9471.

                                BOARD OF TRUSTEES
              ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

IN EVALUATING THE INVESTMENT ADVISORY CONTRACTS, THE INDEPENDENT TRUSTEES MET SEPARATELY FROM THE INTERESTED TRUSTEES AND REVIEWED AND CONSIDERED MATERIALS FURNISHED BY WRIGHT, INCLUDING INFORMATION REGARDING WRIGHT, ITS AFFILIATES AND PERSONNEL, OPERATIONS AND FINANCIAL CONDITION. THE INDEPENDENT TRUSTEES DISCUSSED WITH REPRESENTATIVES OF WRIGHT THE PORTFOLIO MANAGEMENT AND OPERATIONS OF THE FUNDS AND THE CAPABILITIES OF WRIGHT TO PROVIDE ADVISORY AND OTHER SERVICES TO EACH FUND. THE INDEPENDENT TRUSTEES CONSIDERED, AMONG OTHER THINGS, THE FOLLOWING:

EQUITY FUNDS AND INCOME FUNDS
-------------------------------

     o Whether the advisory arrangements are fair and reasonable relative to possible alternative arrangements. The Trustees concluded that the advisory fees paid by the funds are reasonable.

     o Whether advisory services are being provided as agreed to. The Trustees concluded that the services being provided by the adviser are as agreed to in the advisory contract.

     o Whether compensation paid by a Fund to the adviser is fair and reasonable in relation to the services provided and the charges by other advisers for similar services. The Trustees concluded that the compensation paid by the funds to the adviser is in the average range of compensation charged by other advisers for similar services and is reasonable.

     o Fees and expense ratios compared to similar funds. The Trustees concluded that the expense ratios of the funds are lower than the average for similar funds.

     o Performance and relationship of fees and performance. The Trustees concluded that in most cases the performance results of the funds were at least in the mid-range of similar funds while their expense ratios were generally lower.

     o Analysis of each Fund's profitability to the adviser. The Trustees concluded that the profitability to the adviser of each fund was reasonable and not excessive.

     o The adviser's financial condition and the overall organization of the adviser.

     o Sales and redemption data. The Trustees reviewed the information which had been provided to them relating to sales and redemptions and Wright's marketing strategies to try to increase assets under management.

     o The economic outlook and the general investment outlook in the relevant investment markets. The Trustees have received a presentation on the overall economic outlook and investment outlook of both equity and income markets at each Board meeting.

     o The resources devoted to compliance efforts undertaken by the adviser and the record of compliance with investment policies and restrictions and with policies on personal securities transactions. The Trustees have approved and met separately with the fund's Chief Compliance Officer.

ADDITIONAL CONSIDERATIONS FOR EQUITY FUNDS
--------------------------------------------

     o The allocation of brokerage and any benefits received by the adviser as a result of brokerage allocation. The Trustees reviewed the Trading Analysis included in the material provided in advance of the meeting.

     The Independent Trustees' Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contracts, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees' Committee concluded that the renewal of the Investment Advisory Contract with its current fee structure is in the interests of the shareholders.

                IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF
           SHAREHOLDER DOCUMENTS, PORTFOLIO HOLDINGS AND PROXY VOTING

                         WRIGHT MANAGED INVESTMENT FUNDS
                         WRIGHT INVESTORS SERVICE, INC.
                  WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
                             EATON VANCE MANAGEMENT

                                 PRIVACY POLICY
                               -------------------

     Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

     o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

     o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

     o   We have adopted policies and procedures (including physical, electronic
         and   procedural   safeguards)   that  are   designed  to  protect  the
         confidentiality of this information.

     For more information about Wright's privacy policies please feel free to call 1-800-888-9471.

          IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDERS DOCUMENTS
         ---------------------------------------------------------------

     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     WRIGHT, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT WRIGHT, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.

     Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

                               PORTFOLIO HOLDINGS
                            ------------------------

     Each Wright Fund will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Wright website www.wisi.com, by calling Wright at 1-800-888-9471 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washingto, D.C. (call 1-800-732-0330 or informaiton on the operation of the public reference room).

                      PROXY VOTING POLICIES AND PROCEDURES
                     ---------------------------------------

     From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds' Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling 1-800-888-9471. This description is also available on the Securities and Exchange Commissions website at http://www.sec.gov.

ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         James J. Clarke, Trustee
         Dorcas R. Hardy, Trustee
         Richard E. Taber, Trustee
         Janet Sanders, Secretary
         Barbara E. Campbell, Treasurer
         William J. Austin, Jr., Assistant Treasurer



         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER
         Wright Investors' Service, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461

         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461
         (800) 888-9471
         e-mail: wright@wisi.com

         CUSTODIAN
         State Street Bank and Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT
         Citigroup Fund Services, LLC
         Two Portland Square
         Portland, ME 04101

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         Deloitte & Touche LLP
         200 Berkeley Street
         Boston, Massachusetts 02116-5022


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       (a)   Audit Fees
            ------------
            The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and filings or engagements for those fiscal years were as follows: 2007: $86,800 and 2006: $77,100.

       (b)  Audit-Related Fees
           -------------------
            None.

       (c)  Tax Fees
           ---------
            The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice,and tax planning were 2007: $15,740 and 2006: $12,585. The nature of the services comprising these fees was tax compliance, tax advice and tax planning including fees for tax return preparation.

       (d)  All Other Fees
           ----------------
           None.

       (e) (1) The registrant's audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist
the   audit  committee   in  the   proper   discharge   of   its   pre-approval
responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant's audit committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment,
compensation,  and  oversight  of  the  work  of  the  registrant's   principal
accountant.

            (2) Not applicable.

       (f) Not applicable.

       (g) Not applicable.

       (h) Not applicable.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in Filing

ITEM 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in Filing

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which a Fund's shareholders may recommend nominees to the registrant's board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240.14a-101), or this item.

ITEM 11. CONTROLS AND PROCEDURES

 a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1) Registrant's Code of Ethics - Not applicable (please see Item 2).
(a) (2) Treasurer's and President's Section 302 certification.
(b      Combined 906 certification.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Wright Managed Equity Trust(On behalf of Wright Selected Blue Chip Equities
-------------------------------------------------------------------------------
Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip
-------------------------------------------------------------------------------
Equities Fund)
----------------


By:      /s/ Peter M. Donovan
         ----------------------
         Peter M. Donovan
         President

Date:    February 21,2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Barbara E. Campbell
         ------------------------
         Barbara E. Campbell
         Treasurer

Date:    February 26,2008


By:      /s/ Peter M .Donovan
        ----------------------
         Peter M. Donovan
         President

Date:    February 21,2008